UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CARDIO DIAGNOSTICS HOLDINGS, INC.

(Name of Registrant as Specified in its Certificate of Incorporation)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

LETTER TO STOCKHOLDERS

August 7, 2026

Dear Stockholder:

You are cordially invited to attend this year’s annual meeting of stockholders of Cardio Diagnostics Holdings, Inc. on September 18, 2026, at 11:00 a.m. Central Time. The annual meeting will be a completely “virtual” meeting. You will be able to attend the annual meeting, as well as vote and submit your questions during the live webcast of the meeting, by visiting www.cstproxyvote.com/cardiodiagnosticsinc/2026 and entering the control number included on your proxy card or in the instructions that accompany your proxy materials.

Details regarding admission to the annual meeting and the business to be conducted at the annual meeting are described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

Whether or not you plan to attend the annual meeting, your vote is important, and we encourage you to vote promptly. You may vote by either marking, signing and returning the enclosed proxy card or using Internet voting. For specific instructions on voting, please refer to the instructions on your enclosed proxy card. If you attend the annual meeting, you will have the right to revoke the proxy and vote your shares virtually at the meeting. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from your brokerage firm, bank or other nominee to vote your shares.

On behalf of the Board, we would like to thank you for your support of Cardio Diagnostics Holdings, Inc.

Sincerely yours,

Meeshanthini V. Dogan
Chief Executive Officer

CARDIO DIAGNOSTICS HOLDINGS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD September 18, 2026
11:00 a.m. Central Time

When	Friday, September 18, 2026 at 11:00 a.m. Central Time	How to Vote in Advance

Where	Virtually at https://www.cstproxy.com/cardiodiagnosticsinc/2026	By Mail	Complete, sign, date and return your proxy card or voting instruction form

Proposal No. 1	Election of seven nominees named in the proxy statement accompanying this Notice to serve on the Board of Directors (the “Election of Directors Proposal”). The Board of Directors recommends a vote “FOR” each nominee.	By Internet	You can vote your shares online at www.cstproxyvote.com/cardiodiagnosticsinc/2026

Proposal No. 2	Approval of the Future Issuance of Shares of Our Common Stock and/or Securities Convertible into or Exercisable for our Common Stock Equal to 20% or more of our Common Stock Outstanding in a Non-Public Transaction or Series of Transactions in Accordance with Nasdaq Marketplace Listing Rule 5635(d) (the “2026 Issuance Proposal”). The Board of Directors recommends a vote “FOR” this proposal.	Your vote is important. Please vote as soon as possible by one of the methods shown above. Be sure to have your proxy card, voting instruction form or Notice of Internet Availability in hand and follow the below instructions:

Proposal No. 3	Ratification of the Appointment of Prager Metis CPA’s LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Auditor Ratification Proposal”). The Board of Directors recommends a vote “FOR” this proposal.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

In addition, the chairperson of the Annual Meeting will consider, and if appropriate, act upon any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Who Can Vote	Only owners of record of the Company’s issued and outstanding Common Stock as of the close of business on the record date, which is July 31, 2026. Each share of Common Stock is entitled to one vote.

Date of Mailing	We intend to mail a Notice of Internet Availability of Proxy Materials on or about August 7, 2026.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING
OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 18, 2026

In accordance with rules and regulations adopted by the Securities and Exchange Commission, we have elected to furnish our proxy materials to stockholders by providing access to the materials on the Internet. Accordingly, a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) has been mailed to our stockholders. We will first send and/or make available this Proxy Statement and the form of proxy for our 2026 Annual Meeting of Stockholders (the “Annual Meeting”) to our stockholders on or about August 7, 2026. It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting. If you are the registered holder of your shares and are viewing the proxy statement on the Internet, you may grant your proxy electronically via the Internet by following the instructions on the Internet Availability Notice previously mailed to you and the instructions listed on the Internet site. If you are receiving a paper copy of the proxy statement, you may vote by completing and mailing the proxy card enclosed with the proxy statement, or you may grant your proxy electronically via the Internet or by following the instructions on the proxy card. If your shares are held in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should review the Notice of Internet Availability of Proxy Materials used by that firm to determine whether and how you will be able to submit your proxy over the Internet. Submitting a proxy over the Internet or by mailing a proxy card will ensure your shares are represented at the Annual Meeting. A complete list of stockholders entitled to vote at the Annual Meeting will be available for examination at our executive offices and during the Annual Meeting by following the instructions on the virtual platform.

You are cordially invited to attend the Annual Meeting virtually, via live webcast. Whether or not you expect to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy or submit your proxy through the Internet, by mail as promptly as possible in order to ensure your representation at the Annual Meeting.

By Order of the Board of Directors

Meeshanthini Dogan
Chief Executive Officer

Chicago, Illinois
August 7, 2026

TABLE OF CONTENTS

Page
Proxy Statement Summary	1
Questions and Answers About These Proxy Materials and Voting	2
Proposal No. 1 – Election of Seven Director Nominees to Serve as Directors for the One Year Term Expiring at the 2026 Annual Meeting (the “Election of Directors Proposal”)	9
Proposal No. 2 – Approval of the Future Issuance of Shares of our Common Stock and/or Securities Convertible into or Exercisable for our Common Stock Equal to 20% or more of our Common Stock Outstanding in a Non-Public Transaction or Series of Non-Public Transactions as Required by and in Accordance with Nasdaq Marketplace Listing Rule 5635 (the “2025 Issuance Proposal”)	18
Proposal No. 3 – Ratification of the Appointment of Prager Metis CPA’s LLC as the Company’s Independent Registered Public Accounting Firm (the “Auditor Ratification Proposal”)	21
Executive Officers	24
Executive and Director Compensation	24
Equity Compensation Plan Information	30
Certain Transactions and Relationships	31
Security Ownership of Certain Beneficial Owners and Management	32
Solicitation of Proxies	33
Other Matters and Additional Information	33

i

CARDIO DIAGNOSTICS HOLDINGS, INC.

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 18, 2026

PROXY STATEMENT SUMMARY

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of Cardio Diagnostics Holdings, Inc., a Delaware corporation, for use at the Annual Meeting of Stockholders. This Proxy Statement and related materials are first being made available to stockholders on or about August 7, 2026. References in this Proxy Statement to “we,” “us,” “our,” or the “Company” refer to Cardio Diagnostics Holdings, Inc. and our consolidated subsidiary, and references to the “Annual Meeting” are to the 2026 annual meeting of stockholders. Except where otherwise indicated, this proxy statement covers information regarding our 2025 fiscal year, which spanned from January 1, 2025 through December 31, 2025, or fiscal 2025. This summary highlights information contained elsewhere in this proxy statement and does not contain all of the information that you should consider. You should read the entire proxy statement carefully before voting.

Our Annual Meeting

Date and Time	September 18, 2026 at 11:00 a.m. Central Time	Place	Virtually at www.cstproxy.com/cardiodiagnosticsinc/2026

Record Date	July 31, 2026	Who Can Vote	Only owners of record of the Company’s issued and outstanding common stock as of the close of business on July 31, 2026. Each share of common stock is entitled to one vote.

Number of Shares Outstanding as of Record Date	[•] shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”)

At the Annual Meeting, the stockholders of the Company will be asked to vote on the three proposals below. Your vote is very important. Accordingly, whether or not you plan to attend the Annual Meeting, you should vote by using one of the methods described in these proxy materials. You may vote your shares at the Annual Meeting by voting via the Internet or by mail as described in these proxy materials or by having your shares represented at the Annual Meeting by a valid proxy. If your shares are not registered directly in your name (e.g., you hold your shares in a stock brokerage account or through a bank or other holder of record), you may vote by following the instructions detailed on the notice or voting instruction form you receive from your broker or other nominee. A list of all stockholders entitled to vote at the Annual Meeting will be available for inspection at our executive offices and during the Annual Meeting by following the instructions on the virtual platform.

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Item	Proposals	Board Recommendation	Page Number

1	Election of seven directors	FOR	9
2	Approval of the future issuance of shares of our Common Stock and/or securities convertible into or exercisable for our Common Stock equal to 20% or more of our Common Stock outstanding in a non-public transaction or series of transactions as required by, and in accordance with, Nasdaq Marketplace Listing Rule 5635(d)	FOR	18
3	Ratification of the appointment of Prager Metis CPA’s LLC as the independent registered public accounting firm of the Company for the year ending December 31, 2026	FOR	21

Any stockholder who executes and delivers a proxy has the right to revoke it at any time before it is exercised by delivering to the Company an instrument revoking it or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting. Subject to revocation, the proxy holders will vote all shares represented by a properly executed proxy received in time for the Annual Meeting in accordance with the instructions on the proxy. If no instruction is specified with respect to a matter to be acted upon, the shares represented by the proxy will be voted in accordance with the recommendation of the Board of Directors.

The accompanying proxy is solicited on behalf of the Board for use at the Annual Meeting, and accordingly, the Company will pay the cost of soliciting proxies for the Annual Meeting. We have engaged Sodali & Co. as our solicitation agent to assist in the solicitation of proxies for the Annual Meeting. We have agreed to pay Sodali & Co., the solicitation agent, fees of approximately $15,500, and will reimburse the solicitation agent for its reasonable out-of-pocket expenses and indemnify the solicitation agent and its affiliates against certain claims, liabilities, losses, damages and expenses. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of our Common Stock for their expenses in forwarding soliciting materials to beneficial owners of Common Stock and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive a notice regarding the availability of proxy materials on the Internet instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we have sent you the Notice of Internet Availability (the “Notice”) because our Board of Directors is soliciting your proxy to vote at the Annual Meeting, to be held on Friday, September 18, 2026 at 11:00 a.m. Central Time. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice.

The Notice will provide instructions as to how a stockholder of record may access and review the proxy materials on the website referred to in the Notice or, alternatively, how to request that a copy of the proxy materials, including a proxy card, be sent by mail or email to the stockholder of record. The Notice will also provide voting instructions. Please note that, while our proxy materials are available at the website referenced in the Notice, and our Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2025 are available on our website, no other information contained on either website is incorporated by reference in or considered to be a part of this document.

We intend to mail the Notice on or about August 7, 2026 to all stockholders of record who are entitled to vote at the Annual Meeting. The proxy materials will be made available to stockholders on the Internet on the same date.

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Will I receive any other proxy materials by mail?

No, you will not receive any other proxy materials by mail unless you request a paper copy of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the Notice. In addition, the Notice contains instructions on how you may request access to proxy materials in printed form by mail or electronically on an ongoing basis.

Why are we conducting the Annual Meeting virtually?

The Annual Meeting will be held in a virtual format to reach a greater number of our stockholders.

Please note that you cannot vote your shares by filling out and returning the Notice. The Notice does, however, include instructions on how to vote your shares.

How do I attend the Annual Meeting?

The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) will be held on Friday, September 18, 2026, at 11:00 a.m. (Central Time) in a virtual meeting format. You will not be able to attend the Annual Meeting in person. At our virtual Annual Meeting, stockholders will be able to attend, vote, and submit questions via the Internet. The address is https://www.cstproxy.com/cardiodiagnosticsinc/2026. You will need your 16-digit control number included on the Notice, on the proxy card or in the instructions that accompanied the proxy materials to enter the Annual Meeting. We recommend you log in at least 15 minutes before the Annual Meeting is scheduled to begin to ensure you are logged in when the Annual Meeting starts. Online check-in will start shortly before the Annual Meeting on September 18, 2026.

Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the Annual Meeting by one of the methods described in these proxy materials.

Information on how to vote at the Annual Meeting is discussed below.

May I ask questions at the virtual Annual Meeting?

Verified stockholders as of our Record Date who attend and participate in our virtual Annual Meeting can submit questions via the Internet. We invite appropriate questions pertinent to the Company and the matters to be voted on at the Annual Meeting. We will not be providing a business update at the Annual Meeting or discussing matters related to our business or operations. If there are any matters of individual concern to a stockholder or not related to the matters to be voted on at the Annual Meeting, or if a question was not otherwise answered, such matters may be raised separately after the Annual Meeting by contacting Investor Relations at investors@cdio.ai.

If you wish to submit a question on the day of the Annual Meeting, beginning at 10:45 a.m. Central Time, you may log into the virtual meeting platform at https://www.cstproxy.com/cardiodiagnosticsinc/2026, proceed to the “Ask A Question” area on the lower right side of the screen, select a “Question Topic” from the drop down menu, type your question where it states “Enter Question” and click the "Submit” tab. Our virtual meeting will be governed by our Rules of Conduct and Procedures, which will be posted at https://www.cstproxy.com/cardiodiagnosticsinc/2026 during the Annual Meeting. The Rules of Conduct and Procedures will address the ability of stockholders to ask questions during the meeting, including rules on permissible topics, and rules for how questions and comments will be recognized. We will answer appropriate questions that are pertinent to the Company and the matters to be voted on by the stockholders at the Annual Meeting. Because time is limited at the Annual Meeting, the Company intends to respond to all appropriate questions received during the Annual Meeting after the Annual Meeting. To promote fairness, efficiently use the Company’s resources and address all stockholder questions, we will limit each stockholder to two questions, which should be succinct and should cover only one topic. Questions from multiple stockholders on the same topic or that are otherwise related may be grouped, summarized and answered together.

What if I have technical difficulties during the meeting or trouble accessing the virtual Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter difficulties accessing the virtual Annual Meeting during check-in or the meeting, please call the technical support number posted on the virtual meeting platform log-in page.

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Who can vote at the Annual Meeting?

Only verified stockholders at the close of business on the Record Date of July 31, 2026 will be entitled to vote at the Annual Meeting. On the Record Date, there were [•] shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If, on July 31, 2026, your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy on the Internet as instructed below (see “How do I vote?”) or, if applicable, complete, date, sign, and return the proxy card mailed to you to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Nominee

If, on July 31, 2026, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being sent to you by the organization that holds your account. The organization holding your account is considered the stockholder of record for voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank, or other nominee regarding how to vote the shares in your account. The deadline for submitting your voting instructions to your broker, bank, or other nominee is mentioned in the notice sent to you by that organization. You are also invited to attend the Annual Meeting, and if you would like to do so, you should follow the instructions from your broker, bank or other nominee on how to gain admittance and vote or ask questions.

What am I voting on?

There are three matters scheduled for a vote:

•	Election of seven director nominees to serve one-year terms and until their successors are duly elected and qualified (the “Directors Election Proposal” or “Proposal No. 1”);
•	Approval of the future issuance of shares of our Common Stock and/or securities convertible into or exercisable for our Common Stock in a non-public transaction or series of transactions as required by, and in accordance with, Nasdaq Marketplace Listing Rule 5635(d) (the “2026 Issuance Proposal” or “Proposal No. 2”); and
•	Ratification of the selection of Prager Metis CPA’s LLC (“Prager Metis”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2026 (the “Auditor Ratification Proposal” or Proposal No. 3”).

What if another matter is properly brought before the Annual Meeting?

The Board of Directors of the Company (the “Board”) knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares for which you grant your proxy on those matters in accordance with their best judgment.

How do I vote?

Regarding the election of directors, you may either vote “For” the nominees or you may “Withhold” your vote for the nominees you specify. For any other matters to be voted on, you may vote “For” or “Against” or abstain from voting.

The procedures for voting depend on whether your shares are registered in your name or are held by a broker, bank, or other nominee:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote (i) online during the Annual Meeting or (ii) in advance of the Annual Meeting by proxy through the Internet or by using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote online even if you have already voted by proxy. Doing so will revoke your previously submitted proxy.

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•	To vote during the Annual Meeting, stockholders may do so by visiting the following website: https://www.cstproxyvote.com/cardiodiagnosticsinc/2026. Even if you plan to participate in the Annual Meeting, we recommend that you also vote in advance using one of the methods described below so that your vote will be counted if you later decide not to participate in the Annual Meeting.
•	To vote in advance of the Annual Meeting through the Internet, stockholders who have received a notice of the Internet availability of the proxy materials by mail may submit proxies over the Internet by following the instructions on the notice. Stockholders who have received notice of the Internet availability of the proxy materials by e-mail may submit proxies over the Internet by following the instructions included in the e-mail. Stockholders who have received a paper copy of a proxy card or voting instruction card by mail may submit proxies over the Internet by following the instructions on the proxy card or voting instruction card.
•	To vote in advance of the Annual Meeting by mail, stockholders who have received a paper copy of a proxy card or voting instruction card by mail may submit proxies by completing, signing and dating their proxy card or voting instruction card and mailing it in the accompanying pre-addressed envelope.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Nominee

If you hold your shares through a broker, bank, or other nominee (that is, in street name), you will receive a Notice from your broker, bank, or other nominee that include instructions that you must follow in order to submit your voting instructions and have your shares voted at the Annual Meeting.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of July 31, 2026, the Record Date, including one vote for each of the seven director nominees.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing your proxy card, through the Internet or online at the Annual Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

If you are a beneficial owner and do not instruct your broker, bank or other agent how to vote your shares, the question of whether your broker, bank or other agent will still be able to vote your shares depends on whether the particular proposal is deemed to be a “routine” matter. Brokers, banks and other agents can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under applicable rules and interpretations, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, your broker, bank or other agent may not vote your shares on Proposal No. 1 or Proposal No. 2 without your instructions, but may vote your shares on Proposal No. 3, even in the absence of your instruction. We encourage you to provide voting instructions to your broker, bank or other agent. This ensures that your shares will be voted at the Annual Meeting according to your instructions. You should receive directions from your broker, bank or other agent about how to submit your proxy to them at the time you receive this Proxy Statement.

If you are a beneficial owner of shares held in “street name,” in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

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What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card, or otherwise vote, without marking voting selections, your shares will be voted, as applicable, “FOR” the election of the seven director nominees named herein, “FOR” the 2026 Issuance Proposal and “FOR” the ratification of Prager Metis as the Company’s independent registered public accounting firm. If any other matter is properly presented at the Annual Meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using her best judgment.

Will my vote be kept confidential?

Proxies, ballots and voting tabulations are handled confidentially to protect your voting privacy. This information will not be disclosed, except as required by law.

May I change my vote after submitting my proxy?

Yes. You may revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways on or before the close of voting for the Annual Meeting:

•	You may submit another properly completed proxy card with a later date;
•	You may grant a subsequent timely proxy through the Internet; or
•	You may attend and vote at the Annual Meeting. Note that simply attending the Annual Meeting will NOT, by itself, revoke your proxy.

Your most current proxy card or Internet proxy is the one that is counted, so long as it is provided within the applicable deadline. If your shares are held by your broker, bank, or other nominee, you should follow the instructions provided by your broker, bank, or other nominee to change your vote or to revoke your proxy.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count votes “For,” votes to “Withhold,” and broker non-votes for the proposal to elect directors and, with respect to each other proposal, votes “For,” votes “Against,” votes to “Abstain,” and broker non-votes (if applicable). A representative of Continental Stock Transfer & Trust Company will serve as our independent inspector of elections to tabulate stockholder votes.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker, bank, or other nominee holding the shares as to how to vote on “non-routine” proposals. If shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker, bank, or other nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker, bank, or other nominee can still vote the shares with respect to matters that are “routine” under applicable rules but cannot vote the shares with respect to “non-routine” matters. On non-routine proposals, any “uninstructed shares” may not be voted by the broker, bank, or other nominee and are “broker non-votes.” The proposal to ratify the appointment of our independent registered public accounting firm is considered a “routine” matter for this purpose, and brokers, banks, or other nominees generally have discretionary voting power with respect to such proposal. Brokers, banks, and other nominees do not have authority to vote on the election of directors or the 2026 issuance proposal without voting instruction from the beneficial owner. Broker non-votes will be counted to determine if a quorum is present at the Annual Meeting.

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How many votes are needed to approve each proposal, what are the voting options, how does the board recommend I vote and what is the effect of a withhold/abstention or broker non-vote?

Proposal	Vote Required	Voting Options	Broker Discretionary Voting Allowed?	Effect of Withhold/ Abstention	Effect of Broker Non-Vote

No. 1-Director Election Proposal	Plurality	“For” or “Withhold”	No	None	None

No. 2-2026 Issuance Proposal	Majority of Votes Cast	“For,” “Against” or “Abstain”	No	None	None

No. 3-Auditor Ratification Proposal	Majority of Votes Cast	“For,” “Against” or “Abstain”	Yes	None	N/A

What is the Quorum Requirement?

A quorum of stockholders is necessary to hold a valid stockholder meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote in the election of directors are represented by virtual presence online or by proxy at the Annual Meeting. On the Record Date, there were [•] shares outstanding and entitled to vote. Accordingly, [•] shares of Common Stock must be present virtually online or by proxy in order to constitute a quorum, enabling us to conduct the business of the Annual Meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy by mail or through the Internet (or one is submitted on your behalf by your broker, bank, or other nominee) or if you plan to vote at the Annual Meeting. Abstentions, votes to “Withhold,” and broker non-votes will be counted toward the quorum requirement.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting.

Do our Executive Officers or Directors have any interest in the matters coming before the Annual Meeting?

Other than the current directors’ interest in being reelected to serve a new one-year term on the Board, none of our executive officers or directors has any interest, except to the extent of their ownership of shares of our Common Stock or securities exercisable or convertible into shares of Common Stock, in any of the matters to be acted upon at the Annual Meeting.

Who is paying for this proxy solicitation?

The accompanying proxy is solicited on behalf of the Board for use at the Annual Meeting, and accordingly, the Company will pay the cost of soliciting proxies for the Annual Meeting. We have engaged Sodali & Co. as our solicitation agent to assist in the solicitation of proxies for the Annual Meeting. We have agreed to pay Sodali & Co., the solicitation agent, a fee of $15,500, plus disbursements, and will reimburse the solicitation agent for its reasonable out-of-pocket expenses and indemnify the solicitation agent and its affiliates against certain claims, liabilities, losses, damages and expenses. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of our Common Stock for their expenses in forwarding soliciting materials to beneficial owners of Common Stock and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

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How can I access the list of stockholders entitled to vote at the Annual Meeting?

A complete list of stockholders of record on the Record Date will be available for inspection at our executive offices and during the Annual Meeting by following the instructions on the virtual platform.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all your shares are voted.

When are stockholder proposals for inclusion in the Company’s proxy statement for next year’s annual meeting due?

Stockholders wishing to present proposals for inclusion in our proxy statement for the 2027 annual meeting of stockholders (the “2027 Annual Meeting”) pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must submit their proposals so that they are received by us at our principal executive offices no later than April 9, 2027. Proposals should be sent to our Corporate Secretary at 311West Superior Street, Suite 444, Chicago, IL 60654.

When are other proposals and stockholder nominations for the 2026 Annual Meeting due?

With respect to proposals and nominations not to be included in our Proxy Statement pursuant to Rule 14a-8 of the Exchange Act, our Bylaws (our “Bylaws”) provide that stockholders who wish to nominate a director or propose other business to be brought before the stockholders at an annual meeting of stockholders must notify our Secretary by a written notice, which notice must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding year’s annual meeting of stockholders.

Stockholders wishing to present nominations for director or proposals for consideration at the 2027 Annual Meeting under these provisions of our Bylaws must submit their nominations or proposals so that they are received at our principal executive offices not earlier than May 21, 2027 and not later than June 20, 2027 to be considered. In the event that the 2027 Annual Meeting is to be held on a date that is not within 30 days before or 60 days after the one-year anniversary of this Annual Meeting, then a stockholder’s notice must be received by the Secretary no later than 90 days prior to such annual meeting, or if later, the tenth day following the day on which we make a public announcement of the date of the 2027 Annual Meeting. In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Board’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than July 20, 2027.

Nominations or proposals should be sent in writing to our Corporate Secretary at 311 West Superior Street, Suite 444, Chicago, IL 60654. A stockholder’s notice to nominate a director or bring any other business before the Annual Meeting or the 2026 Annual Meeting must set forth certain information, which is specified in our Bylaws.

Emerging Growth Company Status

On October 25, 2022, the Company consummated a business combination pursuant to which it combined with Mana Capital Acquisition Corp. (“Mana”), a special purpose acquisition company (the “Business Combination”). Following the Business Combination, we are an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”).

For as long as we continue to be an emerging growth company, we may take advantage of exemptions from various reporting requirements that are applicable to other public companies but not to “emerging growth companies,” including, but not limited to:

•	not being required to comply with the auditor attestation requirements in the assessment of our internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act;
•	not being required to comply with any requirement that may be adopted by the Public Company Accounting Oversight Board (“PCAOB”) regarding mandatory audit firm rotation or a supplement to the auditor’s report providing additional information about the audit and the financial statements;
•	reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements; and
•	exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

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We will be an emerging growth company until December 31, 2026, which is the last day of the fiscal year following November 22, 2026 (the fifth anniversary of the closing of Mana’s initial public offering). Under Section 107(b) of the JOBS Act, emerging growth companies may delay adopting new or revised accounting standards until such time as those standards apply to private companies.

Because we have elected to take advantage of certain reduced disclosure obligations and may elect to take advantage of other reduced reporting requirements in future filings, the information that we provide to our stockholders may be different than you might receive from other public reporting companies in which you hold equity interests.

PROPOSAL NO. 1
(the “Election of Directors Proposal”)

ELECTION OF SEVEN DIRECTOR NOMINEES TO SERVE AS DIRECTORS FOR
THE ONE YEAR TERM EXPIRING AT THE 2027 ANNUAL MEETING

General

On the recommendation of the nominating and corporate governance committee of our Board of Directors, our Board, including its independent directors, selected and approved as nominees for election as directors, Warren Hosseinion, MD, Meeshanthini V. Dogan, Ph.D., Wendy J. Betts, Paul F. Burton, Peter K. Fung, MD, James Intrater, and Robert Philibert, MD, Ph.D. (collectively, the “Director Nominees”), each to serve for a term of one year, expiring at the 2027 annual meeting of the stockholders or until his or her successor is duly appointed or elected and qualified or until his or her earlier death, resignation or removal. We are not aware of any arrangements or understandings between the Director Nominees and any other person pursuant to which such persons were selected as a director nominee.

Each of the seven Director Nominees currently serves on the Board, and they all have agreed to serve on the Board for the coming year if elected again at the Annual Meeting. If so instructed, the proxy holders will vote the proxies received by them FOR the Director Nominees.

Vote Required

Directors are elected by a plurality of the votes cast at the Annual Meeting and any postponements or adjournments thereof, with the nominees receiving the seven highest vote totals being elected to serve as our directors for the coming year.

Recommendation of the Board of Directors

Our Board of Directors unanimously recommends that the stockholders vote FOR the election of the Director Nominees, Warren Hosseinion, MD, Meeshanthini V. Dogan, Ph.D., Wendy J. Betts, Paul F. Burton, Peter K. Fung, MD, James Intrater and Robert Philibert, MD, Ph.D. If so instructed, the proxy holders will vote the proxies received by them FOR the election of all the Director Nominees. A proxy cannot be voted for a greater number of persons than seven. Cumulative voting is not available for the election of directors.

Directors Nominees

The following table and biographical information sets forth certain information about Director Nominees Warren Hosseinion, MD, Meeshanthini V. Dogan, Ph.D., Wendy J. Betts, Paul F. Burton, Peter K. Fung, MD, James Intrater and Robert Philibert, MD, Ph.D. The information presented below for each director includes the specific experience, qualifications, attributes and skills that led us to the conclusion that such director should be nominated to serve on our Board of Directors in light of our business. Other than Meeshanthini Dogan, our Chief Executive Officer, and Timur Dogan, our Chief Technology Officer, who are wife and husband, there are no family relationships among our executive officers and directors.

Information Regarding Director Nominees

The following table sets forth certain information, including ages as of August 6, 2026, of our director nominees, all of whom are currently serving on our Board of Directors. The information set forth below as to the directors and nominees for directors has been furnished to us by each person nominated to serve on our Board of Directors for the coming year.

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Name	Age	Position with the Company
Executive Officers/Director Nominees
Meeshanthini V. Dogan, PhD	38	Chief Executive Officer and Director
Robert Philibert, MD, PhD	65	Chief Medical Officer and Director
Non-Employee Director Nominees
Paul F. Buton	60	Director
Warren Hosseinion, MD	54	Non-Executive Chairman and Consultant
James Intrater	62	Director
Wendy J. Betts	54	Director
Peter K. Fung, MD	70	Director

Executive Officer/Director Nominees

Meeshanthini V. Dogan, Ph.D. has served as our Chief Executive Officer and a director since inception. Together with Dr. Philibert, she is the Co-Founder of Legacy Cardio, with over 15 years’ experience in bridging medicine, engineering and artificial intelligence towards building solutions to fulfill unmet clinical needs such as in cardiovascular disease prevention and management. Coming from a family with a two-generation history of heart disease and having worked for an extensive time interacting with those affected by heart disease, she understands the pain points and founded Legacy Cardio to help prevent others from experiencing its devastating impacts. Dr. Dogan is a pioneer in artificial intelligence/machine learning-driven integrated genetic-epigenetic approaches, which includes highly cited publications, and platform presentations at the American Heart Association and American Society of Human Genetics. She co-invented the patent-pending Integrated Genetic-Epigenetic Engine™ of Cardio Diagnostics (six granted patents and numerous pending patents). In 2017, Dr. Dogan founded Legacy Cardio to commercialize this technology through a series of patent-pending clinical tests towards making heart disease prevention and early detection more accessible, personalized and precise. Under her leadership, Legacy Cardio was awarded the prestigious One To Watch award in 2020 by Nature and Merck, the 2021 Clinical Diagnostics Solution of the Year from Biotech Breakthrough and Fast Company's Next Big Things in Tech 2022, has worked its way to become a technology leader in cardiovascular diagnostics, launched four products, secured both dilutive and non-dilutive funding and key relationships with world renowned healthcare organizations and key opinion leaders. Dr. Dogan holds a PhD degree in Biomedical Engineering and BSE/MS degrees in Chemical Engineering from University of Iowa. She was named FLIK Woman Entrepreneur to Watch in 2021 and Cardiovascular Business 40 under 40. We believe that, as a co-founder of our Company and co-inventor of our Company’s key technologies and products, as well as her leadership skills, Dr. Dogan is uniquely positioned to bring unmatched experience and insights into the boardroom and to the daily operations of our Company

Robert Philibert, MD., Ph.D. has served as our Chief Medical Officer and as a director since inception. Together with Dr. Dogan, he is a co-founder of Legacy Cardio. Dr. Philibert graduated from the University of Iowa Medical Scientist Training Program and completed a residency in Psychiatry at the University of Iowa. Between 1993 and 1998, he completed a Pharmacology Research Training Program (“PRAT”) Fellowship and a Staff Fellowship at the National Institutes of Health while also serving in the United States Uniformed Public Health Service. In late 1998, he returned to the University of Iowa where he now is a Professor of Psychiatry, with joint appointments in Neuroscience, Molecular Medicine and Biomedical Engineering. He has published over 170 peer reviewed manuscripts and is the recipient of numerous NIH grant awards and both national and international patents for his pioneering work in epigenetics. In particular, he is credited with discovering the epigenetic signatures for cigarette and alcohol consumption. In 2009, he founded Behavioral Diagnostics, LLC, a leading provider of epigenetic testing services which has introduced two epigenetic tests, Smoke Signature© and Alcohol Signature™ to the commercial market. Simultaneously, he has licensed related non-core technologies to manufacturing partners while developing an ecosystem of key complementary service providers in the clinical diagnostics space. With his decades of medical scientific study and practice and extensive academic background, having co-founded our Company and having pioneered critical aspects of our technology, Dr. Philibert brings to our board of directors invaluable background and expertise.

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Non-Employee Director Nominees

Warren Hosseinion, MD has served as the Company’s Non-Executive Chairman of the Board since the consummation of the Business Combination in October 2022. He was Legacy Cardio’s Non-Executive Chairman of the Board from May 2022 and was on Legacy Cardio’s Board of Directors beginning in November 2020. In March 2021, Legacy Cardio and Dr. Hosseinion entered into a consulting agreement under which he was retained to provide services in connection with a potential merger transaction. He continues to provide consulting services to the Company under that contract. He is also currently the President and a director of Nutex Health, Inc. (Nasdaq: NUTX), positions he has held since April 2022. He also serves as Chairman of the Board of Voyager Acquisition Corp. (Nasdaq: VACH), a position he has held since January 2024. In 2001, Dr. Hosseinion co-founded Astrana Health, Inc. (Nasdaq: ASTH) (formerly, Apollo Medical Holdings, Inc. (Nasdaq: AMEH)) and served as a member of Astrana’s Board of Directors from July 2008 to March 2019. He served as Astrana’s Chief Executive Officer from July 2008 to December 2017 and its Co-Chief Executive Officer from December 2017 to March 2019. Dr. Hosseinion received his B.S. in Biology from the University of San Francisco, his M.S. in Physiology and Biophysics from the Georgetown University Graduate School of Arts and Sciences, his Medical Degree from the Georgetown University School of Medicine and completed his residency in internal medicine from the Los Angeles County-University of Southern California Medical Center. Dr. Hosseinion’s experience as a physician, along with his background at Astrana and Nutex, brings to our Board and our Company a depth of understanding of physician culture and the healthcare market, as well as a strong knowledge of the public markets.

Wendy J. Betts has served as a member of the Company’s Board of Directors since November 15, 2024. Since June 2024, Ms. Betts has been serving as the Information Security Officer at Rotary International, where she is managing the cybersecurity department, which includes cyber defense, cyber operations and deployment of strategic technology. Prior to that, she was the Director of Cybersecurity Strategy at United Airlines from October 2022 to September 2023, where she managed the strategic initiatives for the cybersecurity program. From July 2019 to October 2022, Ms. Betts served as Senior Risk Manager at Bank of America, where she oversaw the second line work for cybersecurity defense including SOC, Malware, DDoS and Cloud. From March 2010 to July 2019, Ms. Betts was employed by Northern Trust, most recently serving as Vulnerability Manager, where she developed the Secure SDLC program and rolled out DevSecOps methodology throughout the application development environment. Ms. Betts is continually active in the technology industry, where she is currently a member of Information Systems Security Association (“ISSA”), Women in Cybersecurity (“WiCyS”), and Chief, the private network for senior women executives. Ms. Betts earned her BA in Operations Management Information Systems from Northern Illinois University and an MBA with an emphasis in finance from the Keller Graduate School of Management. She is a Certified Information Systems Security Professional (“CISSP”) and Certified Cloud Security Professional (“CCSP”). She also serves as a Director for the Luminarts Culture Foundation, an organization dedicated to supporting young artists through its competitive programs that offer financial awards, artistic opportunities and mentoring that bridge the gap between education and career. Ms. Betts was nominated due to her background and experience in cybersecurity, finance, and corporate leadership, all of which are areas of expertise we believe bring valuable insights to our boardroom including with respect to cybersecurity oversight requirements.

Paul F. Burton, J.D., MBA has served as a member of the Company’s Board of Directors since December 2023. Since May 2021, Mr. Burton has served as the Managing Partner, of 2Flo Ventures, a start-up studio and early-stage healthcare investor. Through 2Flo Ventures, he provides strategic and financial advice to healthcare companies. In 2010, he founded and continues to serve as Managing Principal of Burton Advisory, Inc., which provides strategic and financial advice to healthcare companies, drawing from over 20 years of experience in corporate finance and strategic advisory services. In connection therewith, since December 2018, Mr. Burton has been the Chief Executive Officer of Akan Biosciences, a biotech start-up company developing regenerative medicinal therapeutics. From 2019 he also has been serving as the Chief Financial Officer of Temprian Therapeutics. From 2019 through 2022 he served as the fractional CFO for both Cancer IQ and 4D Healthware. From 2019 through 2022, Mr. Burton was also an Entrepreneur in Residence at Northwestern University, supporting students and faculty with healthcare-oriented commercialization projects. Previously, he was the Chief Executive Officer of ResQ Pharma, Inc. In 2013 he co-founded Vivacelle Bio, Inc., where he served as Chief Financial Officer and a member of its board of directors. Mr. Burton currently serves as a member of the Chicago Biomedical Consortium’s VC Advisory Committee, as a member of MATTER, a Chicago-based healthcare incubator, and the Bunker Labs, an incubator started in Chicago for U.S. military veterans. He also is a member of the Board of Directors of Millennium Beacon, a healthcare incubator based on the southside of Chicago, seeking to serve overlooked populations. Prior thereto, Mr. Burton worked as an investment banking associate at Salomon Brothers (now Citigroup Corporate & Investment Bank). He also served as a United States Regular Army Commissioned Officer (Infantry). Mr. Burton earned his JD and MBA from the University of Illinois at Urbana-Champaign and earned two Bachelor’s Degrees from the University of Illinois at Chicago. He currently serves on the Board of Trustees of the Ravinia Festival, an internationally-renowned, not-for-profit music festival. Mr. Burton was nominated due to his extensive experience in the working of numerous capacities with early-stage healthcare companies as well as his corporate finance background, both of which are areas of expertise we believe bring invaluable insights to our Board.

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Peter K. Fung, MD has served as a member of the Company’s Board of Directors since November 15, 2024. Since 2004, Dr. Fung has served as the Director of Cardiovascular Division of Beverly Hospital in Montebello, California. He is also the Director of Research and Education at Central California Heart Institute in Fresno, California since 1992 and Director of Nuclear Cardiology at Central Cardiology Medical Clinic in Bakersfield, California since 1991. Earlier in his professional career from 1990 to 1997, Dr. Fung served as Clinical Faculty at University of California Los Angeles (UCLA). He received his B.Sc. in Psychobiology in 1979 from University of Southern California, his MD in 1983 from Stanford University School of Medicine and was an Internal Medicine resident between 1983 and 1986 and Cardiology Fellow between 1986 and 1989 at Cedars-Sinai Medical Center/UCLA. His board certifications include Diplomat of the American Board of Internal Medicine, Diplomat Subspecialty Board of Cardiovascular Disease, Fellow of American College of Cardiology, Fellow of American College of Angiology and Diplomat of Subspecialty Board of Interventional Cardiology. His extensive clinical expertise includes more than 5,000 cases of coronary angiography, more than 2,000 cases of percutaneous transluminal coronary angioplasty, more than 400 cases of Peripheral Angiography, more than 200 cases of Peripheral Angioplasty including balloon and TEC devices, more than 100 cases of Carotid Angiography, more than 100 cases of Peripheral Stent placement, more than 100 cases of Renal Artery Stent Placement, Rotational Artherectomy, Coronary TEC, Pacemaker Implantation, Laser Artherectomy, Stent Placement, Brachytherapy, and Abdominal Aortic Aneurysm Percutaneous Repair/& Grafting. Dr. Fung was selected to serve on our board of directors due to his extensive clinical experience in cardiology.

James Intrater has served as a member of the Company’s Board of Directors since October 2022. Mr. Intrater is a senior materials and process engineer with over 35 years of professional experience. He has worked in both commercial product development and on Federal R&D projects, including work for NASA, the U.S. Department of Defense, and the U.S. Department of Energy. Since June 2014, Mr. Intrater has served as the president of IntraMont Technologies, a consumer health products development company. In addition, since May 2020, he has also provided engineering consultancy services for Falcon AI, a private investment firm to evaluate potential portfolio investments. Mr. Intrater has published numerous technical works and reports for various agencies of the federal government and in technical journals and is listed as holder or co-holder of five patents, with another patent pending. Mr. Intrater received his Master of Science in Metallurgical Engineering from the University of Tennessee and a Bachelor of Sciences in Ceramic Engineering from Rutgers University - College of Engineering. Mr. Intrater was selected to serve as a member of our board of directors due to his significant experience developing healthcare-related products as well as products in other industries.

Board Matters and Corporate Governance

We structure our corporate governance in a manner we believe closely aligns our interests with those of our stockholders. Notable features of this corporate governance include:

•	we have independent director representation on our audit, compensation, nominating and compliance committees, and our independent directors meet regularly in executive sessions without the presence of our corporate officers or non-independent directors; and
•	at least one of our directors qualifies as an “audit committee financial expert” as defined by the SEC.

Leadership Structure of the Board

The roles of our Non-Executive Chairman and our Chief Executive Officer have been separated. We believe that this is appropriate under current circumstances because it allows management to make the operating decisions necessary to manage the business, while separating out oversight function of the Board and operating decisions. We feel that this has provided an appropriate balance of operational focus, flexibility and oversight. We do not separately have a lead independent director. Currently, Dr. Hosseinion serves as Non-executive Chairman of the Board, participates in setting the agenda of Board and committee meetings, facilitating communications among members of the Board and management, and maintaining the focus and punctuality of Board and committee meetings. Dr Hosseinion also currently leads the efforts in evaluating our Chief Executive Officer and in succession planning, considering Board committee membership and leadership. He will be presiding at this Annual Meeting.

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Affirmative Determinations Regarding Director and Nominee Independence

Nasdaq listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that Ms. Betts, Mr. Burton, Dr. Fung and Mr. Intrater are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules.

Background and Experience of Directors

Our nominating and corporate governance committee is responsible for, among other things, identifying individuals qualified to become members of our board of directors, consistent with criteria approved by our board of directors, overseeing succession planning for our Chief Executive Officer and other executive officers, periodically reviewing our board of directors’ leadership structure and recommending any proposed changes to our board of directors, overseeing an annual evaluation of the effectiveness of our board of directors and its committees, and developing and recommending to our Board of Directors a set of corporate governance guidelines.

Board Diversity

We are dedicated to maintaining an environment where everyone feels valued, and we celebrate both the differences and similarities among our people. We also believe that diversity in all areas, including cultural background, experience and thought, is essential in making our Company stronger.

Our Nominating and Governance Committee and Board seek to achieve a mix of directors that represents a diversity of attributes, background, experiences (including experience with businesses and other organizations of a comparable complexity), perspectives and skills, including with respect to differences in customs, culture, international background, thought, generational views, race, gender, ethnicity and specialized professional experience. Going forward, at least annually and when Board vacancies arise, our Nominating and Governance Committee and Board will review the qualifications, judgment, attributes, background, experiences, perspectives and skills of each director and any director candidate and the interplay of such director’s and director candidate’s qualifications, judgment, attributes, background, experiences, perspectives and skills with the Board as a whole.

Risk Oversight Function of the Board

The Board has allocated responsibilities for overseeing risk associated with the Company’s business among the Board as a whole and the committees of the Board. In performing its risk oversight function, the Board is responsible for overseeing management’s development and execution of appropriate business strategies to mitigate the risk that such strategies will fail to generate long-term value for the Company and its stockholders or that such strategies will motivate management to take excessive risks. The Board periodically reviews information regarding the Company’s financial, operational, and strategic risks, including macroeconomic risks.

Each of the three committees of the Board is responsible for overseeing the management of risks that fall within the committee’s areas of responsibility, including identifying, quantifying, and assisting management in mitigating risks. In performing this function, each committee has full access to management, as well as the ability to engage advisors. As set forth in our Bylaws, the Audit Committee is responsible for managing the Company’s major financial risk exposures and the steps management has taken to monitor and control those exposures. In addition, the Audit Committee is responsible for addressing risks associated with related party transactions and concerns and complaints related to accounting and auditing matters. The Audit Committee provides regular updates to the entire Board. The Compensation Committee is responsible for overseeing the risk management related to the Company’s compensation plans and arrangements. The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board and overall effectiveness of the organization of the Board.

Attendance at Meetings

The Board oversees the Company’s business. It establishes overall policies and standards and reviews the performance of management. During the year ended December 31, 2025, each Board member attended 75% or more of the aggregate meetings of the Board and of the committees on which they served held during the period for which they were a director or committee member. Our Board of Directors and each of the board committees also acted by way of various unanimous written consents during the year ended December 31, 2025.

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The independent directors meet from time to time in executive session without non-independent directors or management present at most regularly scheduled Board meetings or more often as determined appropriate by the independent directors.

Although we do not have a formal policy regarding attendance by members of our Board of Directors at our Annual Meeting of Stockholders, we encourage our directors to attend. We anticipate that some of our directors will attend the Annual Meeting in 2026.

Board Committees

Our Board of Directors has established an audit committee, a compensation committee and a nominating and corporate governance committee. The composition and responsibilities of each committee are described below. Our Board of Directors may also establish from time to time any other committees that it deems necessary or desirable. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors.

Our chief executive officer and other executive officers regularly report to the non-executive directors and the audit, the compensation and the nominating and corporate governance committees to ensure effective and efficient oversight of our activities and to assist in proper risk management and the ongoing evaluation of management controls.

Each of our standing committees operates under a written charter. A copy of each charter may be found under the heading “Corporate Governance” in the “Investor Relations” section of our website at www.cdio.ai. Information on or accessible through our website is not incorporated by reference in this Proxy Statement.

The following table provides membership information for the current composition of these committees, all of which will be reconstituted following the Annual Meeting:

	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Wendy J. Betts	X		Chair
Paul F. Burton	Chair	X
Peter K. Fung		X	X
James Intrater	X	Chair	X

Audit Committee

The Board has an audit committee consisting of Wendy J. Betts, Paul F. Burton and James Intrater, with Mr. Burton serving as the chair of the committee. The Board has determined that each member of the audit committee qualifies as an independent director under the independence requirements of the Sarbanes-Oxley Act, Rule 10A-3 under the Exchange Act and Nasdaq listing requirements. Our Board has further determined that Mr. Burton qualifies as an “audit committee financial expert,” as defined in Item 407(d)(5) of Regulation S-K, and that he possesses financial sophistication, as defined under the rules of Nasdaq.

The audit committee’s responsibilities include, among other things:

•	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the Board whether the audited financial statements should be included in our Annual Report on Form 10-K for each fiscal year;
•	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;
•	discussing with management major risk assessment and risk management policies;
•	monitoring the independence of the independent auditor;
•	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;
•	reviewing and approving all related-party transactions;
•	inquiring and discussing with management our compliance with applicable laws and regulations;
•	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;
•	appointing or replacing the independent auditor;
•	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;
•	reviewing and approving any annual or long-term incentive cash bonus or equity or other incentive plans in which our executive officers may participate;
•	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and
•	approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

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Compensation Committee

The Board has a compensation committee consisting of Paul F. Burton, Peter K. Fung and James Intrater, with Mr. Intrater serving as chair of the committee. The Board has determined that each member of the compensation committee qualifies as an independent director under the independence requirements of the Sarbanes-Oxley Act, Rule 10A-3 under the Exchange Act and Nasdaq listing requirements.

The compensation committee’s responsibilities include, among other things:

•	establishing, reviewing, and approving our overall executive compensation philosophy and policies;
•	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;
•	reviewing and approving the compensation of all of our other executive officers;
•	approving reimbursement of expenses incurred by our management team in identifying potential target businesses;
•	reviewing our executive compensation policies and plans;
•	receiving and evaluating performance target goals for the senior officers and employees (other than executive officers) and reviewing periodic reports from the Chief Executive Officer as to the performance and compensation of such senior officers and employees;
•	implementing and administering our incentive compensation equity-based remuneration plans;
•	reviewing and approving any annual or long-term incentive cash bonus or equity or other incentive plans in which our executive officers may participate;
•	reviewing and approving for our Chief Executive Officer and other executive officers any employment agreements, severance arrangements and change in control agreements or provisions;
•	reviewing and discussing with management the Compensation Discussion and Analysis set forth in Securities and Exchange Commission Regulation S-K, Item 402, if required, and, based on such review and discussion, determine whether to recommend to the Board that the Compensation Discussion and Analysis be included in our annual report or proxy statement provided for the annual meeting of stockholders;
•	assisting management in complying with our proxy statement and annual report disclosure requirements;
•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;
•	if required, producing a report on executive compensation to be included in our annual proxy statement;
•	if required, reviewing and recommending to the Board for approval the frequency with which we will conduct Say-on-Pay Votes, taking into account the results of the most recent stockholder advisory vote on frequency of Say-on-Pay Votes required by Section 14A of the Exchange Act, and reviewing and recommending to the Board for approval the proposals regarding the Say-on-Pay Vote and the frequency of the Say-on-Pay Vote to be included in our proxy statements filed with the SEC;
•	conducting an annual performance evaluation of the committee; and
•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the compensation committee of the board of directors (or other committee performing equivalent functions) of any entity that has one or more executive officers serving on our board of directors.

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Nominating and Corporate Governance Committee

The Board has a nominating and corporate governance committee consisting of Wendy J. Betts, Peter K. Fung and James Intrater, with Ms. Betts serving as chair of the committee. The Board has determined that each member of the nominating and corporate governance committee qualifies as an independent director under the independence requirements of the Sarbanes-Oxley Act, Rule 10A-3 under the Exchange Act and Nasdaq listing requirements.

The nominating and corporate governance committee’s responsibilities include, among other things:

•	review and assess and make recommendations to the board of directors regarding desired qualifications, expertise and characteristics sought of board members;
•	identify, evaluate, select or make recommendations to the board of directors regarding nominees for election to the board of directors;
•	develop policies and procedures for considering stockholder nominees for election to the board of directors;
•	review the Company’s succession planning process for Company’s Chief Executive Officer and assist in evaluating potential successors to the Chief Executive Officer;
•	review and make recommendations to the board of directors regarding the composition, organization and governance of the board and its committees;
•	review and make recommendations to the board of directors regarding corporate governance guidelines and corporate governance framework;
•	oversee director orientation for new directors and continuing education for directors;
•	oversee the evaluation of the performance of the board of directors and its committees;
•	review and monitor compliance with the Company’s code of business conduct and ethics; and
•	administer policies and procedures for communications with the non-management members of the Company’s Board of Directors.

Guidelines for Selecting Director Nominees

The guidelines for selecting nominees generally provide that persons to be nominated:

•	should have demonstrated notable or significant achievements in business, education or public service;
•	should possess the requisite intelligence, education and experience to make a significant contribution to the Board of Directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and
•	should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.

The nominating and governance committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the Board of Directors. The nominating and governance committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating and governance committee does not distinguish among nominees recommended by stockholders and other persons.

Stockholder Communications with the Board of Directors

The Board has a process for stockholders and others to send communications to the Board or any director. All such communications should be sent by email through the email screen on our website under “Investor Relations – Contact.” Alternatively, communications may be sent by mail c/o Corporate Secretary, Cardio Diagnostics Holdings, Inc., 311 West Superior Street, Suite 444, Chicago, IL 60654. All appropriate communications received via the email screen on the website or by the Company’s Corporate Secretary will be sent directly to the Board or the director, as appropriate. The Board also communicates with stockholders and other stakeholders through various media, including the Company’s annual report and SEC filings, proxy statements, news releases and its website.

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Conflicts of Interest

Potential investors should be aware of the following potential conflicts of interests:

•	None of our officers and directors is required to commit their full time to our affairs and, accordingly, they may have conflicts of interest in allocating their time among various business activities;
•	In the course of their other business activities, our officers and directors may become aware of investment and business opportunities which may be appropriate for presentation to our company as well as the other entities with which they are affiliated. Our Management has pre-existing fiduciary duties and contractual obligations to such entities (as well as to us) and may have conflicts of interest in determining to which entity a particular business opportunity should be presented; and
•	Our officers and directors may in the future become affiliated with entities engaged in business activities similar to those intended to be conducted by our company.

The conflicts described above may not be resolved in our favor.

All ongoing and future transactions between us and any of our management team or their respective affiliates, will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by a majority of our uninterested "independent” directors or the members of our board of directors who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our disinterested "independent” directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.

Limitation on Liability and Indemnification of Officers and Directors

The Company intends to enter into indemnification agreements with each of its directors and executive officers that may be broader than the specific indemnification provisions contained in the DGCL. These indemnification agreements, which have been authorized for execution by the Cardio board of directors, requires the Company, among other things, to indemnify its directors and executive officers against liabilities that may arise by reason of their status or service. These indemnification agreements also require the Company to advance all expenses reasonably and actually incurred by its directors and executive officers in investigating or defending any such action, suit or proceeding. Our By-laws provide that Cardio must indemnify and advance expenses to Cardio’s directors and officers to the fullest extent authorized by the DGCL. We believe that these agreements and By-laws provisions are necessary to attract and retain qualified individuals to serve as directors and executive officers.

Cardio maintains insurance policies under which its directors and officers are insured, within the limits and subject to the limitations of those policies, against certain expenses in connection with the defense of, and certain liabilities which might be imposed as a result of, actions, suits, or proceedings to which they are parties by reason of being or having been its directors or officers. The coverage provided by these policies may apply whether or not the Company would have the power to indemnify such person against such liability under the provisions of the DGCL. At present, we are not aware of any pending litigation or proceeding involving any person who will be one of the Company’s directors or officers or is or was one of its directors or officers, or is or was one of its directors or officers serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, for which indemnification is sought, and we are not aware of any threatened litigation that may result in claims for indemnification.

The DGCL authorizes corporations to limit or eliminate the personal liability of directors of corporations and their stockholders for monetary damages for breaches of directors’ fiduciary duties, subject to certain exceptions. Our Third Amended and Restated Certificate of Incorporation includes a provision that eliminates the personal liability of directors for damages for any breach of fiduciary duty as a director where, in civil proceedings, the person acted in good faith and in a manner that person reasonably believed to be in or not opposed to the best interests of our Company or, in criminal proceedings, where the person had no reasonable cause to believe that his or her conduct was unlawful.

The limitation of liability, advancement and indemnification provisions in our Second Amended and Restated Certificate of Incorporation and our By-laws may discourage stockholders from bringing lawsuit against directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against directors and officers, even though such an action, if successful, might otherwise benefit Cardio and our stockholders. In addition, investors may be adversely affected to the extent Cardio pays the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

There is currently no pending material litigation or proceeding involving any of Cardio’s directors, officers, or employees for which indemnification is sought.

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Section 16(a) Beneficial Ownership Reporting Compliance; Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires our executive officers, directors, and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our shares of common stock and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons.

Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that, during the fiscal year ended December 31, 2025, our directors, executive officers, and ten percent stockholders complied with all Section 16(a) filing requirements, except with respect to: (i) an option grant of 151 shares on a post-Reverse Stock Split basis made on December 31, 2024 to Mr. Intrater, a Form 4 for which was filed on January 15, 2025, (ii) an option grant of 151 shares on a post-Reverse Stock Split basis made on December 31, 2024 to Mr. Burton a Form 4 for which was filed on January 15, 2025, (iii) an option grant of 76 shares on a post-Reverse Stock Split basis made on December 31, 2024 to Ms. Betts a Form 3 for which was filed on February 5, 2025, (iv) an option grant of 76 shares on a post-Reverse Stock Split basis made on December 31, 2024 to Dr. Fung a Form 3 for which was filed on March 13, 2025, (v) option grants of 1,559 shares each made on September 30, 2025 to each of Dr. Fung, Ms. Betts, Mr. Intrater, and Mr. Burton for which Forms 4 were filed on October 3, 2025. As a result, each of Dr. Fung, Ms. Betts, Mr. Intrater, and Mr. Burton each had 2 delinquent filings in 2025.

Securities Trading

The Company has adopted a Securities Trading Policy that governs the purchase, sale, and/or other dispositions of the Company's securities by our directors, officers and employees that are reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to the Company. A copy of our policy against insider trading is incorporated by reference as Exhibit 19.1 to the Annual Report on Form 10-K for the year ended December 31, 2024. Our policy against insider trading prohibits directors, officers, employees and other covered persons from engaging in transactions while aware of material nonpublic information about the Company. Directors, officers and certain other employees are subject to pre-clearance requirements for all transactions in the Company’s securities and are generally prohibited from transacting in the Company’s securities during designated blackout periods. Our policy against insider trading prohibits employees, officers and directors from engaging in any speculative or hedging transactions in our securities. We prohibit transactions such as puts, calls, swaps, forward sale contracts, and other derivatives or similar arrangements or instruments designed to hedge or offset decreases in the market value of our securities. No employee, officer or director may engage in short sales of our securities, hold our securities in a margin account, purchase shares of our stock on margin or pledge our securities as collateral for a loan.

PROPOSAL NO. 2
(the “2026 Issuance Proposal”)

Approval of the Future Issuance of Shares of our Common Stock
and/or Securities Convertible into or Exercisable for our Common Stock
Equal to 20% or more of our Common Stock Outstanding in A Non-
public Transaction OR SERIES OF TRANSACTIONS, as Required by, and in Accordance with, Nasdaq Marketplace Listing Rule 5635(d)

Background and Proposal

At our 2023 annual meeting of stockholders, held on December 18, 2023, our 2024 annual meeting of stockholders, held on November 15, 2024 and our 2025 annual meeting of stockholders, held on October 15, 2025, we asked for, and received, approval from our stockholders to permit the future issuance of up to $10.0 million, constituting no more than 50.0 million shares of our Common Stock or securities convertible into or exercisable for our Common Stock in a non-public transaction or series of transactions (the “Prior Securities Issuance Proposals”). These proposals were presented at each of the 2023, 2024 and 2025 annual meetings in order to provide us with the ability to raise capital at a time when the trading price of our Common Stock was particularly low, with the result that a very substantial number of shares or other securities would likely need to be issued in order to raise any meaningful amount of capital. Because the number of shares or other securities would likely exceed 20% of the then-outstanding shares and the price of such securities would likely be below the then-current closing price of our Common Stock, stockholder approval was required in order to comply with the continuing listing requirements of the Nasdaq Capital Market. Each of the Prior Securities Issuance Proposals allowed us to rely upon the respective approvals for a limited period of time, which expired in each instance without being relied upon for capital raising.

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This is the identical potential share issuance proposal our stockholders approved at the 2023, 2024 and 2025 annual meetings, seeking authority to raise up to $10.0 million. However, this Proposal No. 2 provides us with additional time to raise up to the same amount of capital pursuant to the same restrictions and limitations our stockholders approved in the Prior Securities Issuance Proposals. We currently have no agreements or understandings with any counterparties regarding such a future capital-raising transaction.

Although our stockholders approved the share issuance proposal at our 2023 annual meeting, 2024 annual meeting and 2025 annual meeting, we have not relied on those approvals. To raise capital since early 2024, we have been relying on an At-the-Market Offering Agreement (the “ATM Agreement” or the “Sales Agreement”) that we entered into in January 2024. In February 2024, the SEC declared effective our shelf registration statement that allowed us to sell, at our option, up to $17.0 million in shares of common stock from time to time to the counter-party to that agreement. In February 2025, the SEC declared effective a second shelf registration statement, allowing us to sell up to an additional $9,476,508 in shares, again at our option, under the original ATM Agreement. We have relied upon the ATM Agreement and the two effective registration statements to raise capital from time to time since 2024. As of August 6, 2026, we have raised approximately $[•] and have issued [•] shares of our Common Stock under the ATM Agreement.

Our Board of Directors has determined that it is in the best interests of our company and our stockholders to maintain the flexibility of having an alternative means to raise capital, separate from the ATM Agreement. Because the trading price of our Common Stock remains low, the same factors that gave rise to the Prior Securities Issuance Proposals are still relevant.

Accordingly, at the Annual Meeting, we are asking our stockholders to consider and approve this 2026 Issuance Proposal.

Stockholder Approval Requirement

Our Common Stock is currently listed on the Nasdaq Capital Market and, as such, we are subject to Nasdaq Marketplace Rules. Nasdaq Marketplace Rule 5635(d) requires us to obtain stockholder approval prior to the issuance of our Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of Common Stock and/or securities convertible into or exercisable for common stock equal to 20% or more of the Common Stock outstanding before the issuance at a price less than the “Minimum Price.” Shares of our Common Stock issuable upon the exercise or conversion of warrants, options, debt instruments or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances. The “Minimum Price” is the lower of: (i) the Nasdaq Official Closing Price of the common stock (“NOCP”); or (ii) the average NOCP for the five trading days, in either case immediately preceding the signing of a binding agreement.

We continue to need to raise additional capital to maintain our operations and meet our short-term liquidity requirements. If we cannot raise additional capital, we may find it difficult to continue our current operations, resulting in a need to adjust our current business plan. We continue to consider all strategic alternatives, including seeking additional debt or equity capital, disposing of assets, other strategic transactions and/or other restructuring measures.

We have not determined the particular terms for such prospective offerings or exchanges. Due to the current market price of our Common Stock and current market conditions generally, it is unlikely that we would be able to raise a sufficient amount of capital needed to support our ongoing operational and liquidity needs without exceeding Nasdaq’s 20% limitation. Because we may seek additional capital or issue shares that trigger the requirements of Rule 5635(d), we are seeking stockholder approval in advance, so that we will be able to move quickly to take full advantage of any opportunities that may develop. Unless we return to our stockholders for further approval, which would be required by Nasdaq Marketplace Rule 5635(b) in the event such transaction or series of transactions would result in a change of control, any future transaction or series of transactions subject to the approval sought by this Proposal No. 2 will not result in a change of control.

We hereby submit this Proposal No. 2 to our stockholders for their approval of the potential issuance of shares of our Common Stock, or securities exercisable for or convertible into our Common Stock (whether through the sale of equity or convertible debt), in one or more non-public capital-raising transactions, or offerings, subject to the following limitations:

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•	the aggregate number of shares of Common Stock (or Common Stock issuable upon conversion or exercise of the securities sold) will not exceed 5.0 million, subject to further adjustment for stock splits, reverse stock splits, stock dividends and similar transactions effected prior to the offerings;
•	the maximum aggregate dollar amount will not exceed $10.0 million, which would include both the original offering as well as any additional proceeds that might be raised upon exercise of warrants that potentially would be included in the financing transaction;
•	the maximum discount to market will not exceed 25%; and
•	the time frame for the issuance of the securities that would be sold in accordance with the approval of this Proposal No. 2 shall not exceed three months from the date of stockholder approval, provided that, in the course of trying to complete such proposed offering, if it appears that we will be unable to complete it within such three-month period, we may seek approval from Nasdaq for additional time, up to a total of six months from the date of stockholder approval.

If this proposal is approved, we will not solicit further authorization from our stockholders prior to the issuance of any shares of our Common Stock authorized by Proposal No. 2. If our stockholders do not approve this Proposal, we may not use shares of our Common Stock in excess of the Nasdaq Marketplace Listing Rule 5635(d) 20% share limitation, unless and until stockholder approval of this 2026 Issuance Proposal, or a similar proposal that is in accordance with Marketplace Rule 5635(d) and, if applicable, Marketplace Rule 5635(b), is obtained. The failure to obtain stockholder approval of this Proposal may have a material negative impact upon us as it will constrain our ability to meet our short-term liquidity requirements.

Potential Effects of this Proposal

The issuance of shares of our Common Stock, or other securities convertible into shares of our Common Stock, in accordance with any offerings would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our Common Stock. The stockholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the Common Stock. The issuance of shares of our Common Stock would also have a highly dilutive effect on our book value per share and on any future earnings per share, in the sale or resale of any such shares could cause prevailing market prices of our Common Stock to decline.

The issuance of shares of Common Stock, or securities convertible into our Common Stock, in one or more non-public offerings could have an anti-takeover effect. Such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

We have not yet determined the terms and conditions of any offerings or issuances. As a result, the level of potential dilution cannot be determined at this time, but as discussed above, we may not issue more than 5.0 million shares of Common Stock in the aggregate pursuant to the authority requested from stockholders under this 2026 Issuance Proposal (subject to adjustment for any reverse stock split, and including, for this purpose, shares issuable upon conversion, options, warrants, convertible debt or other securities convertible into or exercisable for Common Stock). It is possible that some of the shares we issue could be acquired by one or more investors who could hold a large block of our Common Stock, even if such ownership does not amount to a change of control. Nevertheless, this would concentrate voting power in the hands of a few stockholders who could exercise greater influence on our operations or the outcome of matters put to a vote of stockholders in the future.

As noted above, we currently have no definitive arrangements or understandings regarding any specific transaction for the issuance of shares authorized by the 2025 Issuance Proposal. Assuming that we issue all 5.0 million shares authorized by this 2026 Issuance Proposal (including the potential future issuance of shares issuable upon exercise or conversion of the securities sold) at the maximum discount of 25% of the then-fair market value of our Common Stock based on a $2.00 current stock price, we will generate approximately $7.5 million in consideration before related expenses, assuming the warrant component of units sold, if any, are fully exercised. The number of shares, the aggregate dollar amount of a possible future financing and the percentage discount set forth above are maximum figures. The exact terms of any offering, or series of offerings, will be determined by our Board of Directors within the above-stated limitations. There is no assurance that we will raise $10.0 million, or any amount, in the future transaction or series of transactions that would be authorized by the approval granted pursuant to this 2026 Issuance Proposal.

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Our Third Amended and Restated Certificate of Incorporation authorizes us to issue up to 300,000,000 shares of Common Stock, of which [•] shares were issued and outstanding as of the Record Date of July 31, 2026 and approximately [•] shares are reserved for issuance upon exercise of options and warrants. If we issue all 5.0 million shares of our Common Stock authorized by this 2026 Issuance Proposal (subject to adjustment for future stock splits or reverse splits), we would have approximately [•] shares of our Common Stock outstanding (subject to adjustment for future stock splits or reverse splits), excluding outstanding options, warrants and other future issuances, which represents an approximate 169% increase in the number of our outstanding shares of Common Stock as of the Record Date. There is no assurance that we will offer and sell any shares of our Common Stock pursuant to this Proposal No. 2.

Vote Required

The affirmative vote of the holders of a majority of the votes cast at the Annual Meeting is required for stockholder approval of 2026 Issuance Proposal. Abstentions, if any, will be counted for purposes of determining the presence or absence of a quorum but will not be counted as votes cast and therefore will not be counted for purposes of determining whether Proposal No. 2 has been approved. Brokerage firms do not have authority to vote their customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum but will not be counted for purposes of determining whether Proposal No. 2 has been approved.

Board Recommendation

The Board unanimously recommends a vote “FOR” the 2025 Issuance Proposal.

PROPOSAL NO. 3
(the “Auditor Ratification Proposal”)

RATIFICATION OF APPOINTMENT OF
PRAGER METIS CPA’S LLC AS THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee is directly responsible for the appointment, compensation, retention and oversight of the independent external audit firm retained to audit the Company’s financial statements. Our audit committee has selected Prager Metis CPA’s LLC or Prager Metis, to serve as our independent registered public accounting firm to audit the consolidated financial statements of Cardio Diagnostics Holdings, Inc. for the fiscal year ending December  31, 2026. As a matter of good corporate governance, we are asking the stockholders to ratify the selection of Prager Metis as our independent registered public accounting firm for the year ending December 31, 2026. The affirmative vote of a majority of the Common Stock having voting power present in person or represented by proxy and entitled to vote will be required to ratify the selection of Prager Metis.

Stockholders are not required to ratify the appointment of Prager Metis as our independent registered public accounting firm. If stockholders fail to ratify the appointment, the audit committee will consider whether or not to retain Prager Metis. Even if the appointment is ratified, the audit committee may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

Prager Metis has served as our auditor since 2022 but previously had served as the auditor for Legacy Cardio since 2020. A representative of Prager Metis is expected to be present virtually at the Annual Meeting to respond to appropriate questions and make a statement if he or she so desires.

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Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees for professional audit services and other services rendered by Prager Metis for the fiscal years ended December 31, 2025 and 2024.

	For the Year Ended December 31,
	2025	2024
Audit Fees (1)	$144,750	$107,500
Audit-Related Fees (2)	47,000	42,500
Tax Fees (3)	—	—
All Other Fees (4)	—	—
Total Fees	$191,750	$150,000

_________

(1)	Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements, reviews of our quarterly interim financial statements, and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings. As noted above, we engaged Prager Metis CPA’s, LLC to conduct the audit of our financial statements for the years ended December 31, 2025 and 2024.

(2)	Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our year-end consolidated financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards. We did not pay our independent registered public accounts for other services for the periods shown in the table above.

(3)	Tax Fees. Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice. We did not pay our independent registered public accounts for tax services for the periods shown in the table above.

(4)	All Other Fees. All other fees consist of fees billed for all other services including permitted due diligence services related potential business combinations. We did not pay our independent registered public accounts for other services for the periods shown in the table above.

Pre-Approval Policies and Procedures

Our Audit Committee is required to pre-approve the audit and non-audit services performed by our independent registered public accounting firm in order to assure that the provision of such services does not impair the auditor’s independence. Any proposed services exceeding pre-approved cost levels require specific pre-approval by our Audit Committee.

Our Audit Committee at least annually reviews and provides general pre-approval for the services that may be provided by the independent registered public accounting firm. The term of the general pre-approval is 12 months from the date of approval, unless our Audit Committee specifically provides for a different period. If our Audit Committee has not provided general pre-approval, then the type of service requires specific pre-approval by our Audit Committee.

All services performed and related fees billed by Prager Metis during fiscal year 2025 were pre-approved by our Audit Committee pursuant to regulations of the SEC.

Auditor Independence

In our fiscal year ended December 31, 2025, there were no other professional services provided by Prager Metis, other than those listed above, that would have required our Audit Committee to consider their compatibility with maintaining the independence of Prager Metis.

Vote Required

In order to ratify the appointment of Prager Metis as our independent registered public accounting firm for our fiscal year ending December 31, 2026, assuming that a quorum is present at the Annual Meeting, the affirmative vote of a majority of the votes cast by the stockholders entitled to vote on the Auditor Ratification Proposal is required for the proposal to pass. Neither the failure to vote on the Auditor Ratification Proposal nor an abstention will have an effect on the outcome. A vote on this proposal will be considered a “routine” matter. Therefore, we do not expect any broker non-votes on this proposal and a failure to instruct your broker, bank or other nominee on how to vote your shares will not necessarily count as a vote against this proposal.

Recommendation of the Board of Directors

Our Board of Directors unanimously recommends that the stockholders vote FOR the ratification of Prager Metis as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

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AUDIT COMMITTEE REPORT

Our audit committee currently consists of three directors. Wendy J. Betts, Paul F. Burton and James Intrater are each, in the judgment of the board of directors, an independent director. The audit committee acts pursuant to a written charter that has been adopted by the board of directors. A copy of the charter is available on the investor relations section of our website.

The audit committee oversees our financial reporting process on behalf of the board of directors. The audit committee is responsible for retaining our independent registered public accounting firm, evaluating its independence, qualifications and performance, and approving in advance the engagement of the independent registered public accounting firm for all audit and non-audit services. The audit committee’s specific responsibilities are set forth in its charter. The audit committee reviews its charter at least annually.

Management has the primary responsibility for the financial statements and the financial reporting process, including internal control systems, and procedures designed to ensure compliance with applicable laws and regulations. Our independent registered public accounting firm, Prager Metis CPA’s LLC, is responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles.

The audit committee has reviewed and discussed with management the Company’s audited financial statements. The audit committee has also discussed with Prager Metis CPA’s LLC all matters that the independent registered public accounting firm was required to communicate and discuss with the audit committee, including the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission (“SEC”). In addition, the audit committee has met with the independent registered public accounting firm, with and without management present, to discuss the overall scope of the independent registered public accounting firm’s audit, the results of its examinations, its evaluations of the company’s internal controls and the overall quality of our financial reporting.

The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence and has discussed with the independent registered public accounting firm its independence.

Based on the review and discussions referred to above, the audit committee recommended to our Board of Directors that the Company’s audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

AUDIT COMMITTEE

Paul F. Burton (Chair)
Wendy J. Betts
James Intrater
Members of the Audit Committee

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EXECUTIVE OFFICERS

Below is biographical information for each of our current executive officers as of [•], 2026, other than Meeshanthini V. Dogan, Ph.D. and Robert Philibert, MD, Ph.D. (whose biographical information is shown under “Proposal 1: Election of Directors” on page 9). Each executive officer serves at the discretion of the Board of Directors and the Chief Executive Officer.

Name	Age	Position
Elisa Luqman, J.D., MBA	61	Chief Financial Officer
Timur Dogan, Ph.D.	38	Chief Technology Officer

Elisa Luqman, J.D., MBA has served as our Chief Financial Officer on a part time basis since March 2021. In March 2021, Legacy Cardio and Ms. Luqman entered into a consulting agreement under which she was retained to provide services in connection with a potential merger transaction. Since April 2022, Ms. Luqman has also been serving as Chief Legal Officer (SEC) for Nutex Health, Inc. (“Nutex”), a physician-led, technology-enabled healthcare services company. She attained that position upon the closing of a merger transaction in which her employer, Clinigence Holdings, Inc. (“Clinigence"), was the surviving entity. She served as the Chief Financial Officer, Executive Vice President Finance and General Counsel of Clinigence from October 2019 until the merger. She also served as a director of Clinigence from October 2019 to February 2021. At Clinigence, Ms. Luqman was responsible for maintaining the corporation’s accounting records and statements, preparing its SEC filings and overseeing compliance requirements. She was an integral member of the Clinigence team responsible for obtaining the company’s NASDAQ listing and completing the reverse merger with Nutex. At Nutex Ms. Luqman continues to be responsible for preparing its SEC filings and overseeing compliance requirements. Ms. Luqman co-founded bigVault Storage Technologies, a cloud- based file hosting company acquired by Digi-Data Corporation in February 2006. From March 2006 through February 2009, Ms. Luqman was employed as Chief Operating Officer of the Vault Services Division of Digi-Data Corporation, and subsequently during her tenure with Digi-Data Corporation she became General Counsel for the entire corporation. In that capacity she was responsible for acquisitions, mergers, patents, customer, supplier, and employee contracts, and worked very closely with Digi-Data’s outside counsel firms. In March 2009, Ms. Luqman rejoined iGambit Inc. (“IGMB”) as Chief Financial Officer and General Counsel. Ms. Luqman has overseen and been responsible for IGMB’s SEC filings, FINRA filings and public company compliance requirements from its initial Form 10 filing with the SEC in 2010 through its reverse merger with Clinigence Holdings, Inc. in October 2019. Ms. Luqman received a BA degree, a JD in Law, and an MBA Degree in Finance from Hofstra University. Ms. Luqman is a member of the bar in New York and New Jersey and Florida in-house counsel Bar..

Timur Dogan, Ph.D. has served as our Chief Technology Officer since May 2022. He has been employed by Legacy Cardio since August 2019, after obtaining his Ph.D., and was serving as its Senior Data Scientist until he was promoted to CTO. Dr. Dogan was instrumental in developing and advancing the Integrated Genetic-Epigenetic Engine™ that is at the core of Cardio’s cardiovascular solutions. Along with the founding team, he is the co-inventor of several patent-pending technologies in cardiovascular disease and diabetes. He holds a joint B.S.E./M.S. and Ph.D. degrees in Mechanical Engineering from the University of Iowa where he researched complex fluid flows. He developed machine learning models on high-performance computing systems using a mixture of low and high-fidelity numerical simulations and experiments to draw insights from non-linear physics.

EXECUTIVE AND DIRECTOR COMPENSATION

Overview

This section discusses the material components of the executive compensation program for our executive officers who are named in the “2025 Summary Compensation Table” below. For the year ended December 31, 2025, our “named executive officers” (“NEOs”) and their positions were as follows:

•	Meeshanthini V. Dogan, Chief Executive Officer;

•	Warren Hosseinion, Non-executive Chairman of the Board*; and

•	Elisa Luqman, Chief Financial Officer

•	Timur Dogan, Chief Technology Officer

*Dr. Hosseinion provides ongoing services to our company as Chairman of the Board and as a consultant. As such, he is not an executive officer and would not be included in the executive compensation tables or accompanying narrative as an NEO under SEC disclosure rules. However, because his contractual compensation is significant and would be payable to him, even if he were no longer our Chairman, we are treating him as an NEO in the interest of full disclosure of the compensation payable to the highest paid persons who work for our company. Dr. Hosseinion is not considered a Named Executive Officer for any purpose other than the following disclosures.

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2025 Summary Compensation Table

The following table sets forth information concerning the compensation of our named executive officers for fiscal years ended December 31, 2025 and 2024.

Current Officers Name & Principal Position	Year	Salary ($)	Bonus	Stock	Option Awards (2)	All Other Compensation ($)		Total
		($)	($)	($)	($)	($)		($)
Meeshanthini V. Dogan,	2025	300,000	0	0	0	12,300	(1)	312,300
CEO	2024	300,000	0	0	1,004,656	11,000	(1)	1,315,656
Warren Hosseinion,	2025	300,000	0	0	0	0		300,000
Chairman	2024	300,000	0	0	75,349	0		375,349
Elisa Luqman,	2025	275,000	0	0	0	0		275,000
CFO	2024	275,000	0	0	75,349	0		350,349
Timur Dogan,	2025	250,000	0	0	0	10,300	(1)	260,300
CTO	2024	250,000	0	0	502,328	9,167		761,495

(1)	All Other Compensation includes Cardio’s contribution to the Company’s 401(k) account on behalf of the executive and health and dental insurance coverage.
(2)	Discretionary stock option grants made in 2024 by the Compensation Committee. The 2024 amounts reflect the grant date fair values of performance awards based upon the Nasdaq adjusted closing stock price of $2.11 on the date of grant. No NEO was awarded a stock option grant in 2025.

Narrative to the Summary Compensation Table

2025 Base Salary

The named executive officers receive a base salary to compensate them for services rendered to our company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. In 2025, the base salaries paid to each of Dr. Dogan, Dr. Hosseinion, Ms. Luqman and Mr. Dogan are set forth in the “Summary Compensation Table” above in the column titled “Salary.” Each of the NEOs has entered into an employment agreement (or, in the case of Dr. Hosseinion, a Non- Executive Chairman and Consulting Agreement), which became effective as of the Closing of the Business Combination. A brief summary of those agreements is set forth below under the caption, “Agreements with Our Executive Officers and Non-Executive Chairman of the Board.”

Annual Bonuses

We do not currently maintain an annual bonus program for our employees, including our named executive officers. However, the employment agreements and, in the case of Dr. Hosseinion, his Non-Executive Chairman and Consulting Agreement, provide that our named executive officers are eligible to receive an annual cash bonus based on the extent to which, in the discretion of the Board, each such person achieves or exceeds specific and measurable individual and Company performance objectives. The Board did not award any annual bonuses in 2025 or 2024.

Equity Compensation

The Cardio Diagnostics Holdings, Inc. 2022 Equity Incentive Plan (the “2022 Equity Plan”), was adopted by the Mana Board of Directors and approved by the Mana stockholders in connection with the Business Combination.

The 2022 Plan, as approved, permitted the issuance of up to 108,850 shares (3,265,516 prior to the Reverse Stock Split effected on May 12, 2025) of Common Stock (the “Share Reserve”) upon exercise or conversion of grants and awards made from time to time to officers, directors, employees and consultants, provided, however that the Share Reserve will increase on January 1st of each calendar year and ending on and including January 1, 2027 (each, an “Evergreen Date”), in an amount equal to the lesser of (i) 7% of the total number of shares of Common Stock outstanding on the December 31st immediately preceding the applicable Evergreen Date and (ii) such lesser number of shares of Common Stock as determined to be appropriate by the Compensation Committee, which administers the 2022 Plan, in its sole discretion. In January 2024, the Compensation Committee approved an annual increase in the Share Reserve of 35,349 shares (1,060,458 prior to the Reverse Stock Split). On March 31, 2025, the Compensation Committee approved an increase in the Share Reserve of 95,721 shares (2,871,638 prior to the Reverse Stock Split).

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On March 31, 2025, we granted 2,524 stock options (75,756 prior to the Reverse Stock Split) to the board of directors, which vested immediately on grant date. Each option has an exercise price of $9.90 per share ($0.33 prior to the Reverse Stock Split) with an expiration date of March 31, 2035. On June 30, 2025, we granted 6,944 stock options to the board of directors, which vested immediately on the grant date. Each option has an exercise price of $3.60 per share with an expiration date of June 30, 2035. On September 30, 2025, we granted 6,236 stock options to the board of directors, which vested immediately on the grant date. Each option has an exercise price of $4.01 per share with an expiration date of September 30, 2035. On December 31, 2025, we granted 9,224 stock options to the board of directors, which vested immediately on the grant date. Each option has an exercise price of $2.71 per share with an expiration date of December 31, 2035.

On January 23, 2024, we granted 39,594 options (1,187,826 prior to the Reverse Stock Split) to management and employees, 38,894 (1,166,826 prior to the Reverse Stock Split) of which vested immediately with the remaining 700 options (21,000 prior to the Reverse Stock Split) subject to 50% vesting on June 30, 2024 and 100% vesting on December 31, 2024. Each option has an exercise price of $63.30 per share ($2.11 prior to the Reverse Stock Split) with an expiration date of January 23, 2034. For the remaining 700 options (21,000 prior to the Reverse Stock Split), 250 options (7,500 prior to the Reverse Stock Split) were vested on June 30, 2024, 167 options (5,000 prior to the Reverse Stock Split) were vested on December 31, 2024 and 283 options (8,500 prior to the Reverse Stock Split) were forfeited before vesting with the leaving of the employees before December 31, 2024.

On June 30, 2024, we granted 1,012 stock options (30,300 prior to the Reverse Stock Split) to the board of directors, which vested immediately on the grant date. Each option has an exercise price of $16.50 per share ($0.55 prior to the Reverse Stock Split) with an expiration date of June 30, 2034. On September 30, 2024, we granted 2,492 stock options (74,744 prior to the Reverse Stock Split) to the board of directors, which vested immediately on the grant date. Each option has an exercise price of $6.60 per share ($0.22 prior to the Reverse Stock Split) with an expiration date of September 30, 2034. On November 14, 2024, we granted 524 stock options (15,728 prior to the Reverse Stock Split) to the board of directors, which vested immediately on the grant date. Each option has an exercise price of $8.10 per share ($0.27 prior to the Reverse Stock Split) with an expiration date of November 14, 2034. On December 31, 2024, we granted 454 stock options (13,632 prior to the Reverse Stock Split) to the board of directors, which vested immediately on the grant date. Each option has an exercise price of $27.60 per share ($0.92 prior to the Reverse Stock Split) with an expiration date of December 31, 2034. In the future, we may grant cash and equity incentive awards to directors, employees (including our named executive officers) and consultants in order to continue to attract, motivate and retain the talent for which we compete.

At June 30, 2026, there were [•] options outstanding for the purchase of Common Stock, all of which were vested and exercisable, and a total of [•] shares were available for future issuance under the 2022 Equity Plan.

Other Elements of Compensation

Retirement Plan

We maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. The Internal Revenue Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. We believe that providing a vehicle for tax- deferred retirement savings though our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.

Employee Benefits and Perquisites

Health/Welfare Plans. All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including:

•	medical, dental and vision benefits;
•	medical and dependent care flexible spending accounts;
•	life insurance and accidental death and dismemberment;

We believe the benefits described above are necessary and appropriate to provide a competitive compensation package to our employees, including our named executive officers. We do not provide any perquisites to our named executive officers.

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No Tax Gross-Ups

We do not make gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation or benefits paid or provided by our Company

Outstanding Equity Awards at Fiscal Year-End Table

The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2025. We have made no stock awards under the 2022 Plan and accordingly, that portion of the table has been omitted.

	Option Awards

Name	Number of Securities Underlying Unexercised Options (#)(1)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
	Exercisable	Unexercisable
Meeshanthini V. Dogan	9,075	—	—	$37.80	6/23/2033
	22,848	—	—	$117.00	5/6/2032
	15,875	—	—	$63.30	1/23/2034
Warren Hosseinion	4,125	—	—	$37.80	6/23/2033
	11,424	—	—	$117.00	5/6/2032
	1,191	—	—	$63.30	1/23/2034
Elisa Luqman	1,925	—	—	$37.80	6/23/2033
	5,712	—	—	$117.00	5/6/2032
	1,191	—	—	$63.30	1/23/2034
Timur Dogan	5,225	—	—	$37.80	5/6/2032
	1,353	—	—	$117.00	6/23/2033
	7,938	—	—	$63.30	1/23/2034

Agreements with Our Executive Officers and Non-Executive Chairman of the Board

In connection with preparations for the Business Combination, Cardio executed employment agreements as of May 27, 2022 with each person expected to be named an executive officer of the combined entity. The agreements became effective upon Closing of the Business Combination. The principal terms of each of agreements is as follows:

Employment Agreement between Cardio and Meeshanthini V. Dogan (Chief Executive Officer)

Dr. Dogan’s five-year employment agreement provides for (i) an annual base salary of $300,000, (ii) eligibility to receive an annual cash bonus based on the extent to which, in the discretion of the Board, Dr. Dogan achieves or exceeds specific and measurable individual and Company performance objectives, and (iii) eligibility to participate in any long-term incentive plan that is made available to similarly positioned executives, employee benefit or group insurance plans maintained from time to time by Cardio. Long-term incentive plan awards may include cash, or equity awards settled in shares of Company stock, including but not limited to stock options, restricted stock and performance shares. If Dr. Dogan were to leave the Company as a "Good Leaver,” as defined in the employment agreement, terms of any long-term incentive award will be deemed satisfied immediately prior to such termination and as such, all awards and grants will be deemed fully vested. In addition, Dr. Dogan will be reimbursed for her reasonable and usual business expenses incurred on behalf of the Company. Severance benefits will be payable in the event Dr. Dogan’s termination is either by the Company without cause or by her with "good reason,” as defined in the agreement. In such event and in addition to accrued salary benefits as of the date of termination, the Company will pay Dr. Dogan an amount equal to a (x) two times the sum of her most recent base salary and target annual bonus and (y) an amount in cash equal to the Company’s premium amounts paid for her coverage under group medical, dental and vision programs for a period of 24 months. The agreement also contains customary confidentiality, non- solicitation, non-competition and cooperation provisions. The employment agreement will automatically renew for an additional year following the initial term and any renewal term, unless either party provides 60-days’ written notice before the end of the then-current term. The Company may terminate Dr. Dogan’s employment without cause (as defined in the agreement) by providing 60 days’ advance written notice. Dr. Dogan may terminate her employment for any reason.

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Non-Executive Chairman and Consulting Agreement between Cardio and Warren Hosseinion

Cardio has retained Dr. Hosseinion under a five-year consulting agreement to serve as Non-Executive Chairman of the Board following the Merger and to provide other services as requested. Upon expiration of such provision, the agreement may be renewed for an additional one-year term. In addition to his duties as Chairman, the agreement provides that Dr. Hosseinion will provide consulting services assisting management in developing business strategy and business plans, identifying business opportunities and identifying strategic relationships and strategies to further develop the Company’s brand. In the event he is not reelected as Chairman of the Board, the terms of this agreement will continue strictly as a consulting services agreement.

Conversely, if his consulting services are terminated, such termination will not affect his Chairman Services, provided that he remains eligible to serve as Chairman. For his Chairman services and consulting services, the agreement provides for a fee of $300,000 per year payable in monthly installments of $25,000. In addition, Dr. Hosseinion is entitled to be awarded any equity compensation otherwise payable to Board members in connection with their service on the Board and to be reimbursed for all reasonable and necessary business expenses incurred in the performance of his consulting services and Chairman services. If Dr. Hosseinion’s services are terminated by the Company other than for Cause (as defined in the agreement), including any discharge without Cause, liquidation or dissolution of the Company, or a termination caused by death or Disability (as defined in the agreement), the Company will pay Dr. Hosseinion (or his estate) the consulting fees equal to two times his annual consulting compensation, payable within 60 days, in one lump sum, plus any expenses owing for periods prior to and including the date of termination of the consulting services. The agreement also contains customary confidentiality, non-solicitation, non-disparagement and cooperation provisions. Either party may terminate the agreement without cause after giving prior written notice to the other party. The agreement may be terminated by the Company at any time for cause, as defined in the agreement.

Employment Agreement between Cardio and Elisa Luqman (Chief Financial Officer)

Ms. Luqman’s five-year employment agreement provides for (i) an annual base salary of $275,000, (ii) eligibility to receive an annual cash bonus based on the extent to which, in the discretion of the Board, Ms. Luqman achieves or exceeds specific and measurable individual and Company performance objectives, and (iii) eligibility to participate in any long-term incentive plan that is made available to similarly positioned executives, employee benefit or group insurance plans maintained from time to time by Cardio. Long-term incentive plan awards may include cash, or equity awards settled in shares of Company stock, including but not limited to stock options, restricted stock and performance shares. If Ms. Luqman were to leave the Company as a "Good Leaver,” as defined in the employment agreement, terms of any long-term incentive award will be deemed satisfied immediately prior to such termination and as such, all awards and grants will be deemed fully vested. In addition, Ms. Luqman will be reimbursed for her reasonable and usual business expenses incurred on behalf of the Company. Severance benefits will be payable in the event Ms. Luqman’s termination is either by the Company without cause or by her with "good reason,” as defined in the agreement. In such event and in addition to accrued salary benefits as of the date of termination, the Company will pay Ms. Luqman an amount equal to a (x) the sum of her most recent base salary and target annual bonus and (y) an amount in cash equal to the Company’s premium amounts paid for her coverage under group medical, dental and vision programs for a period of 12 months, provided that she has elected continued coverage under COBRA. The agreement also contains customary confidentiality, non-solicitation, non-competition and cooperation provisions. The employment agreement will automatically renew for an additional year following the initial term and any renewal term, unless either party provides 60-days’ written notice before the end of the then-current term. The Company may terminate Ms. Luqman’s employment without cause (as defined in the agreement) by providing 60 days’ advance written notice. Ms. Luqman may terminate her employment for any reason.

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Employment Agreement between Cardio and Timur Dogan (Chief Technical Officer)

Dr. Dogan’s five-year employment agreement provides for (i) an annual base salary of $250,000, (ii) eligibility to receive an annual cash bonus based on the extent to which, in the discretion of the Board, Dr. Dogan achieves or exceeds specific and measurable individual and Company performance objectives, and (iii) eligibility to participate in any long-term incentive plan that is made available to similarly positioned executives, employee benefit or group insurance plans maintained from time to time by Cardio. Long-term incentive plan awards may include cash, or equity awards settled in shares of Company stock, including but not limited to stock options, restricted stock and performance shares. If Dr. Dogan were to leave the Company as a “Good Leaver,” as defined in the employment agreement, terms of any long-term incentive award will be deemed satisfied immediately prior to such termination and as such, all awards and grants will be deemed fully vested. In addition, Dr. Dogan will be reimbursed for his reasonable and usual business expenses incurred on behalf of the Company. Severance benefits will be payable in the event Dr. Dogan’s termination is either by the Company without cause or by him with “good reason,” as defined in the agreement. In such event and in addition to accrued salary benefits as of the date of termination, the Company will pay Dr. Dogan an amount equal to a (x) the sum of his most recent base salary and target annual bonus and (y) an amount in cash equal to the Company’s premium amounts paid for his coverage under group medical, dental and vision programs for a period of 12 months, provided that he has elected continued coverage under COBRA. The agreement also contains customary confidentiality, non-solicitation, non-competition and cooperation provisions. The employment agreement will automatically renew for an additional year following the initial term and any renewal term, unless either party provides 60-days’ written notice before the end of the then-current term. The Company may terminate Dr. Dogan’s employment without cause (as defined in the agreement) by providing 60 days’ advance written notice. Dr. Dogan may terminate his employment for any reason.

Director Compensation

The following individuals served as non-employee directors of the Company for all or part of 2025 (other than Dr. Hosseinion, who, as discussed above, is being treated as an NEO for purposes of the compensation disclosure in this Annual Report): Paul Burton, James Intrater, Wendy J. Betts and Peter K. Fung, MD. The following table sets forth information concerning the compensation for our non-employee directors for services rendered during the year ended December 31, 2025. Additionally, we reimburse our non-employee directors for reasonable travel and other out-of-pocket expenses incurred in connection with attending board of director and committee meetings or undertaking other business on behalf of Cardio.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Paul F. Burton	25,000	25,000	—	50,000
James Intrater	25,000	25,000	—	50,000
Wendy J. Betts	25,000	25,000	—	50,000
Peter K. Fung, MD	25,000	25,000	—	50,000

Narrative Disclosure to Non-Employee Director Compensation Table

During 2025, Cardio compensated our non-employee, independent directors for service as a director with a combination of option grants in the amount of $25,000 and cash payments in the amount of $25,000.

On March 31, 2025, June 30, 2025, September 30, 2025, and December 31, 2025, each independent director received $6,250 in cash payments and $6,250 in stock options awards. The number of shares of Common Stock into which the options may be exercised were based on the closing price of our Common Stock on March 31, 2025, June 30, 2025, September 30, 2025 and December 31, 2025, respectively. Directors who transitioned on or off the Board are compensated on a pro-rata basis for days of service.

Non-employee directors are also eligible to be granted options under the Company’s 2022 Equity Incentive Plan.

We reimburse our non-employee directors for reasonable travel and out-of-pocket expenses incurred in connection with attending board of director and committee meetings or undertaking other business on behalf of our Company.

As discussed below under “Certain Relationships and Related Party Transactions,” we have entered into indemnification agreements with, and obtained directors liability protection for, our officers and directors.

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Compensation of Other Members of the Board of Directors

In fiscal 2025, Dr. Dogan, our co-founder and Chief Executive Officer, and Dr. Hosseinion, our Non-Executive Chairman of the Board, were compensated as an employee and a consultant, respectively, and did not receive any additional compensation for service on our Board. Their total 2025 compensation in all capacities is reflected in the Summary Compensation Table. As noted in connection with the Summary Compensation Table above, Dr. Hosseinion’s compensation is disclosed as though he is a Named Executive Officer in order to provide complete transparency as to the compensation he is paid by us as Non-Executive Chairman and a consultant to our company. Robert Philibert, our co-founder, Chief Medical Officer and a director, is not compensated for his service as a member of the Board of Directors.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of December 31, 2025 regarding Common Stock that may be issued under our equity compensation plan, the Cardio Diagnostics Holdings, Inc. 2022 Equity Incentive Plan (the “2022 Equity Plan”), which, as of the date of this proxy statement, is the only equity compensation plan that has been adopted by our Board of Directors. The numbers in the table and accompanying footnotes have been adjusted to reflect the 1-for-30 reverse stock split that was effected on May 12, 2025.

Plan Category	(A) Number of Securities to be issued upon exercise of outstanding options, warrants and rights		(B) Weighted average per share exercise price of outstanding options, warrants and rights	(C) Number of Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (A))
Equity compensation plans approved by security holders	144,320	(1)	$68.79	80,628	(3)
Equity compensation plans not approved by security holders	—		—	—

___________

(1)	Includes 144,320 outstanding options to purchase shares of Common Stock under the 2022 Equity Plan.
(2)	58,652 outstanding options are exercisable at $117, 25,300 outstanding options are exercisable at $37.80, 30,958 outstanding options are exercisable at $63.30, 1,012 outstanding options are exercisable at $16.50, 2,492 outstanding options are exercisable at $6.60, 524 outstanding options are exercisable at $8.10, 454 outstanding options are exercisable at $27.60, 2,524 outstanding options are exercisable at $9.90, 6,944 outstanding options are exercisable at $3.60, 6,236 outstanding options are exercisable at $4.01 and 9,224 outstanding options are exercisable at $2.71 subject to adjustment for stock splits, reverse stock splits and other similar events of recapitalization. All options and per share exercise price are on a Reverse Stock Split-adjusted basis.
(3)	This amount includes the deduction of 2,061 shares in settlement of RSUs issued in 2025, 2,793 shares (83,780 prior to the Reverse Stock Split) in settlement of RSUs issued in 2024 and 10,118 shares (303,547 prior to the Reverse Stock Split) in settlement of RSUs issued in 2023 to our independent directors and advisors. This amount does not include any additional shares that may become available for future issuance under the 2022 Equity Plan pursuant to the automatic increase to the share reserve on January 1 of each of our calendar years through 2027 (each, an “Evergreen Date”) by the number of shares equal to the lesser of (i) 7% of the total number of shares of Common Stock outstanding on the December 31st immediately preceding the applicable Evergreen Date and (ii) such lesser number of shares of Common Stock as determined to be appropriate by the committee in its sole discretion. Effective March, 2025, the 2022 Equity Plan increased by 95,721 shares pursuant to the evergreen provision of the plan.

Refer to Note 9 to the consolidated financial statements included in the 2025 Annual Report on Form 10-K for additional information relating to outstanding options.

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CERTAIN TRANSACTIONS AND RELATIONSHIPS

There have been no transactions since January 1, 2025 or proposed transactions to which we have been or will be a party in which the amount involved exceeded or will exceed the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than transactions that are described under the section “Executive and Director Compensation.”

Cardio has an exclusive, worldwide patent license of the Core Technology from the University of Iowa Research Foundation (UIRF). Under UIRF’s Inventions Policy inventors are generally entitled to 25% of income from earnings from their inventions. Consequently, Meeshanthini Dogan and Robert Philibert may benefit from this policy.

Timur Dogan, the Company’s Chief Technology Officer is the spouse of Meeshanthini (Meesha) Dogan, the Company’s Co-Founder, Chief Executive Officer and Director.

At the Closing of the Business Combination, Dr. M. Dogan, Dr. Philibert, Ms. Luqman, and Dr. T. Dogan each entered into an Invention and Non-Disclosure Agreement. An integral part of the Invention and Non-Disclosure Agreement is the disclosure by the employee of any discoveries, ideas, inventions, improvements, enhancements, processes, methods, techniques, developments, software and works of authorship (“developments”) that were created, made, conceived or reduced to practice by the employee prior to his or her employment by Cardio and that are not assigned to the Company. Dr. Philibert’s agreement lists certain developments that are epigenetic methods unrelated to the current mission of Cardio and that were developed separate and apart from Cardio. There is no assurance that as the Company broadens the scope of its products and services that one or more of Dr. Philibert’s developments could be relevant. Under the agreement, all rights to the developments listed by Dr. Philibert are his sole property and their use, if desired by the Company, would be in the sole discretion of Dr. Philibert, who is under no obligation to license or otherwise grant permission to the Company to use them.

Our Certificate of Incorporation, as amended, restated and currently in effect, and our Bylaws provide for indemnification and advancement of expenses for our directors and officers to the fullest extent permitted by Delaware law, subject to certain limited exceptions. We have entered into indemnification agreements with each member of our Board and several of our officers.

Warren Hosseinion M.D., who serves as the Non-Executive Chairman of the Board of the Company, is also a minority ten percent (10%) owner of Altitude Capital Group LLC (“Altitude”), a separate entity engaged as the placement agent for our private placement that closed in February, 2024, for which Dr. Hosseinion did not receive any compensation. This ownership interest creates a potential conflict of interest because Dr. Hosseinion may have a financial interest in the success of Altitude, which could affect his decision-making with respect to any offering and other matters related to the Company. However, the Company has established policies and procedures designed to address and mitigate any potential conflicts of interest that may arise in connection with Mr. Hosseinion’s dual roles. All material agreements and arrangements between the Company and Altitude have to be reviewed and approved by the Company's independent Board of Directors.

Related Party Policy

The audit committee of the board of directors had adopted a policy setting forth the policies and procedures for its review and approval or ratification of “related party transactions.” The policy provides that a “related party transaction” is defined in the policy as any consummated or proposed transaction or series of transactions: (i) in which the Company was or is to be a participant; (ii) the amount of which exceeds (or is reasonably expected to exceed) the lesser of $120,000 or 1% of the average of the Company’s total assets at year-end for the prior two completed fiscal years in the aggregate over the duration of the transaction (without regard to profit or loss); and (iii) in which a “related party” had, has or will have a direct or indirect material interest. “Related parties” under this policy included: (i) Cardio’s directors, nominees for director or executive officers; (ii) any record or beneficial owner of more than 5% of any class of Cardio’s voting securities; (iii) any immediate family member of any of the foregoing if the foregoing person is a natural person; and (iv) any other person who maybe a “related person” pursuant to Item 404 of Regulation S-K under the Exchange Act. Pursuant to the policy, the audit committee would consider (i) the relevant facts and circumstances of each related party transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party, (ii) the extent of the related party’s interest in the transaction, (iii) whether the transaction contravenes our code of ethics or other policies, (iv) whether the audit committee believes the relationship underlying the transaction to be in the best interests of Cardio and its stockholders and (v) the effect that the transaction may have on a director’s status as an independent member of Cardio’s board and on his or her eligibility to serve on Cardio’s board’s committees. The policy requires that the Company’s management present to the audit committee each proposed related party transaction, including all relevant facts and circumstances relating thereto. Under the policy, the Company is permitted to consummate related party transactions only if the audit committee approves or ratifies the transaction in accordance with the guidelines set forth in the policy. The policy does not permit any director or executive officer to participate in the discussion of, or decision concerning, a related person transaction in which he or she is the related party.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Company’s Common Stock as of July 31, 2026 by:

•	each person known to the Company to be the beneficial owner of more than 5% of the Company’s Common Stock;
•	each person who is “named executive officer,” director or director nominee of the Company; and
•	all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined in accordance with SEC rules and includes voting or investment power with respect to securities. Except as indicated by the footnotes below that the persons named in the table below have, sole voting and investment power with respect to all stock that they beneficially own, subject to applicable community property laws. All Company stock subject to options or warrants exercisable within 60 days of the date of the table are deemed to be outstanding and beneficially owned by the persons holding those options or warrants for the purpose of computing the number of shares beneficially owned and the percentage ownership of that person. They are not, however, deemed to be outstanding and beneficially owned for the purpose of computing the percentage ownership of any other person.

Subject to the paragraph above, percentage ownership of outstanding shares is based on 2,959,469 shares of the Company’s Common Stock outstanding as of July 31, 2026.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Shares
Directors, Executive Officers and Greater than 5% Holders
Meeshanthini V. Dogan(2)	121,773	4.11%
Robert Philibert(3)	82,979	2.80%
Warren Hosseinion(4)	20,609	* %
Elisa Luqman(5)	10,759	*
James Intrater(6)	15,705	*
Paul F. Burton(6)	13,612	*
Wendy J. Betts(7)	12,367	*
Peter K. Fung(7)	12,367	*
Timur Dogan(8)	121,773	4.11%
All Executive Officers and Directors as a Group (9 individuals)(9)	290,171	8.99%

_________

* Less than 1%.

(1)	Unless otherwise noted, the address for the persons in the table is 311 West Superior Street, Suite 444, Chicago IL 60654.
(2)	Meeshanthini Dogan and Timur Dogan are married. The beneficial ownership of Meeshanthini Dogan reflected in the table includes the shares and options of Timur Dogan as required by Rule 13d-3(d)(1)(i) of the Exchange Act. Meeshanthini Dogan’s direct ownership is 52,882 shares of Common Stock and 47,798 shares issuable upon exercise of currently exercisable options, plus an additional 2,299 shares jointly owned with her husband. See Note 8 for information regarding Timur Dogan’s direct securities ownership. Meeshanthini Dogan may be deemed to be the indirect beneficial owner of the securities owned by her husband; however, she disclaims beneficial ownership of the shares held indirectly, except to the extent of her pecuniary interest.
(3)	Dr. Philibert directly owns 2,523 shares of Common Stock. His total also includes (i) 52,882 shares of Common Stock held of record by BD Holdings, Inc.; (ii) 471 shares of Common Stock held of record by Behavioral Diagnostics, LLC; and (iii) 253 shares of Common Stock held of record by his wife. BD Holdings, Inc. is a corporation owned and controlled by Dr. Philibert, and Behavioral Diagnostics, LLC is a limited liability company also owned and controlled by Dr. Philibert. The address of both entities is 2500 Crosspark Road, Suite W245, Coralville, IA 52241. Dr. Philibert disclaims beneficial ownership of all such indirectly-owned shares except to the extent of his pecuniary interest. Also includes 26,849 shares of Common Stock issuable upon exercise of options that are currently exercisable.
(4)	Includes 16,740 shares of Common Stock issuable upon exercise of options that are currently exercisable.
(5)	Includes 8,828 shares of Common Stock issuable upon exercise of options that are currently exercisable.
(6)	Includes 13,318 shares of Common Stock issuable upon exercise of options that are currently exercisable.
(7)	Includes 12,367 shares of Common Stock issuable upon exercise of options that are currently exercisable.
(8)	Timur Dogan and Meeshanthini Dogan are married. The beneficial ownership of Timur Dogan reflected in the table includes the shares and options of Meeshanthini Dogan as required by Rule 13d-3(d)(1)(i) of the Exchange Act. Timur Dogan’s direct ownership is 4,278 shares of Common Stock and 14,516 shares issuable upon exercise of currently exercisable options plus an additional 2,299 shares jointly owned with his wife. See Note 2 for information regarding Meeshanthini Dogan’s direct securities ownership. Timur Dogan may be deemed to be the indirect beneficial owner of the securities owned by his wife; however, he disclaims beneficial ownership of the shares held indirectly, except to the extent of his pecuniary interest.
(9)	Includes 166,101 shares of Common Stock issuable upon exercise of options that are currently exercisable.

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SOLICITATION OF PROXIES

The accompanying proxy is solicited on behalf of the Board for use at the Annual Meeting, and accordingly, the Company will pay the cost of soliciting proxies for the Annual Meeting. We have engaged Sodali & Co. as our solicitation agent to assist in the solicitation of proxies for the Annual Meeting. We have agreed to pay Sodali & Co., the solicitation agent, a fee of $15,500, plus disbursements, and will reimburse the solicitation agent for its reasonable out-of-pocket expenses and indemnify the solicitation agent and its affiliates against certain claims, liabilities, losses, damages and expenses. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of our Common Stock for their expenses in forwarding soliciting materials to beneficial owners of Common Stock and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

OTHER MATTERS AND ADDITIONAL INFORMATION

Our Board does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by using the Internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

2025 Annual Report and SEC Filings

Our financial statements for the year ended December 31, 2025 are included in our Annual Report on Form 10-K that we filed with the SEC on March 20, 2026. Our Annual Report and this Proxy Statement are posted on our website at www.cdio.ai and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our Annual Report without charge by sending a written request to Investor Relations, Cardio Diagnostics Holdings, Inc., 311 West Superior Street, Suite 444, Chicago, IL 60654. Information on or accessible through the Company’s website is not incorporated by reference in this Proxy Statement.

Householding of Proxy Materials

We have adopted a procedure approved by the SEC known as “householding.” This procedure allows multiple stockholders residing at the same address the convenience of receiving a single copy of our Notice, Annual Report and proxy materials, as applicable. This allows us to save money by reducing the number of documents we must print and mail and helps protect the environment as well.

Householding is available to both registered stockholders (i.e., those stockholders with certificates registered in their name) and street name holders (i.e., those stockholders who hold their shares through a brokerage).

Registered Stockholders

If you are a registered stockholder and have consented to our mailing of proxy materials and other stockholder information only to one account in your household, as identified by you, we will deliver or mail a single copy of our Annual Report and proxy materials, as applicable, for all registered stockholders residing at the same address. Your consent will be perpetual unless you revoke it, which you may do at any time by contacting our secretary at the address of our principal executive offices at 311 West Superior Street, Suite 444, Chicago, IL 60654. If you revoke your consent, we will begin sending you individual copies of future mailings of these documents within 30 days after we receive your revocation notice. If you received a household mailing this year, and you would like to receive additional copies of our Annual Report and proxy materials, as applicable, please submit your request to our Secretary at the address of our principal executive offices at 311 West Superior Street, Suite 444, Chicago, IL 60654, who will promptly deliver the requested copy.

Registered stockholders who have not consented to householding will continue to receive copies of annual reports and proxy materials for each registered stockholder residing at the same address. As a registered stockholder, you may elect to participate in householding and receive only a single copy of annual reports or proxy materials for all registered stockholders residing at the same address by contacting our secretary as outlined above.

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Street Name Holders

Stockholders who hold their shares through a brokerage firm or other Financial Institution may elect to participate in householding or revoke their consent to participate in householding by contacting their respective brokers or other Financial Institution.

Stockholder Proposals and Nominations to be Presented at the Next Annual Meeting

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2027 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 311 West Superior Avenue, Suite 444, Chicago, IL 60654 in writing not later than April 9, 2027. However, if our 2027 annual meeting is changed by more than 30 days, the deadline for submission of stockholder proposals pursuant to Rule 14a-8 is a reasonable time before we begin to print and distribution proxy materials for such meeting.

Stockholders intending to present a proposal at the 2027 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2025 Annual Meeting of Stockholders no earlier than May 21, 2027 and no later than June 20, 2027. The notice must contain the information required by our Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2027 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after September 18, 2027, then our Secretary must receive such written notice not more than 120th day prior to such annual meeting and not later than (i) the 90th day prior to such annual meeting or, (ii) if later, the 10th day following the day on which public disclosure of the date of such annual meeting was first made by the Company.

In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees for the 2026 Annual Meeting of Stockholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

By Order of the Board of Directors

Chicago, Illinois
August 7, 2026

You are cordially invited to attend the Annual Meeting electronically by visiting https://www.cstproxy.com/cardiodiagnosticsinc/2026. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy or submit your proxy through the Internet as promptly as possible in order to ensure your representation at the meeting. If you have requested physical materials to be mailed to you, then a return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience if you wish to submit your proxy by mail. Even if you have voted by proxy, you may still vote electronically during the Annual Meeting if you attend the meeting online. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

If you have any questions about this Proxy Statement or the Annual Meeting, you may contact our Transfer Agent, Continental Stock Transfer & Trust Company, by calling (917) 262-2373, or by emailing proxy@continentalstock.com.

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YOUR VOTE IS IMPORTANT
Vote by Internet – QUICK EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

CARDIO DIAGNOSTICS HOLDINGS, INC.	Your Internet vote authorizes the named proxies to vote
your shares in the same manner as if you marked, signed
and returned your proxy card. Votes submitted
electronically over the Internet must be received by 11:00 a.m.
Central Time on September 18, 2026.

INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –

If you plan to attend the virtual online Annual Meeting, you will need your 12 digit control number to vote electronically at the Annual Meeting. To attend the Annual Meeting, visit
http://cstproxy.com/cardiodiagnosticsinc/2026

Mail – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.
PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED

PROXY	Please mark your votes like this	X

THE BOARD OF DIRECTORS RECOMMENTS A VOTE “FOR” THE ELECTION OF EACH OF THE
NOMINEES FOR DIRECTOR IN PROPOSAL NO. 1 AND “FOR” PROPOSALS NO. 2 AND 3.

1.	Election of seven directors to serve until the 2027 annual			2.	Approval of the future	FOR	AGAINST	ABSTAIN
	meeting of stockholders				issuance of securities
		FOR all	WITHHOLD AUTHORITY		convertible into or exercisable
	(1) Wendy J. Betts	Nominees	to vote (except as marked		for Common Stock equal to
	(2) Paul F. Burton	listed to	to the contrary for all		20% or more of the Common
	(3) Meeshanthini V. Dogan	the left	nominees listed to the left)		Stock outstanding in one or
	(4) Peter J. Fung				more non-public transactions
	(5) Warren Hosseinion				as required by, and in
	(6) James Intrater				Marketplace Listing rule
	(7) Robert Philibert				5635(d)

	(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above)			3.	Ratification of the appointment	FOR	AGAINST	ABSTAIN
of Prager Metis CPA’s LLC as
the Company’s independent
registered public accounting
firm for the year ending
December 31, 2026

Note: In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

CONTROL NUMBER

Signature ________________________________ Signature, if held jointly __________________________________ Date _____________________, 2026

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give titles as such.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY

MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

WEDNESDAY, SEPTEMBER 18, 2026, AT 11:00 A.M. CENTRAL TIME

To view the 2026 Proxy Statement, the Annual Report on Form 10-K

for the fiscal year ended December 31, 2025 and to Attend the

Annual Meeting, please go to:

https://www.cstproxy.com/cardiodiagnosticsinc/2026

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

CARDIO DIAGNOSTICS HOLDINGS, INC.

The undersigned appoints Meeshanthini V. Dogan and Elisa Luqman, and each of them, as proxies, each with the power to appoint her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Cardio Diagnostics Holdings, Inc. held of record by the undersigned at the close of business on July 31, 2026 at the Annual Meeting of Stockholders of Cardio Diagnostics Holdings, Inc. to be held virtually at https://cstproxy.com/cardiodiagnosticsinc/2026 on Wednesday, September 18, 2026 at 11:00 a.m. Central Time, or at any adjournments or postponements thereof.

THIS PROXY,WHEN PROPERLY EXECUTED, WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED “FOR” THE ELECTION OF THE SEVEN NOMINEES TO THE BOARD OF DIRECTORS, “FOR” PROPOSAL NO. 2 AND PROPOSAL NO. 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING, INCLUDING ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)